Putnam
AMT-Free
Insured Municipal
Fund*

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-05

[GRAPHIC OMITTED: BOOK]

* Formerly Putnam Tax-Free Insured Fund

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund and list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. Finally, on page 18, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. We also announce the departure of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 16, 2005


Report from Fund Management

Fund highlights

 * For the six months ended January 31, 2005, Putnam AMT-Free Insured Municipal Fund's class A shares had a total return of 4.52% without sales charges and -0.17% with maximum sales charges reflected.

 * The fund's primary benchmark, the Lehman Municipal Bond Index, returned 4.80% for the same period.

 * The average return for the fund's Lipper category, Insured Municipal Debt Funds, was 4.43%.

 * The fund's name has changed. Please see page 5 for details.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

During the past six months, shorter-maturity bonds have seen yields rise, following a series of deliberate, well-publicized moves by the Federal Reserve Board to raise the federal funds rate -- a key short-term U.S. interest-rate benchmark. However, yields on longer-term bonds actually declined, responding to virtually no signs of increasing inflation, despite record-high energy prices, a weak dollar, and solid economic growth. In this environment, your fund's results (NAV, net asset value without sales charges) were slightly behind those of its more broadly diversified benchmark, the Lehman Municipal Bond Index, but in line with the average for its Lipper peer group. We believe the fund's focus on higher-quality bonds accounts for its underperformance of the benchmark, as lower-quality, higher-yielding bonds continued to rally throughout the period. However, effective strategies and strong returns from a top holding helped the fund to perform in line with its Lipper peer group average.


--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 1/31/05
--------------------------------------------------
Class A
(inception 9/20/93)                  NAV      POP
--------------------------------------------------
6 months                           4.52%   -0.17%
--------------------------------------------------
1 year                             4.19    -0.50
--------------------------------------------------
5 years                           40.81    34.42
Annual average                     7.08     6.09
--------------------------------------------------
10 years                          79.65    71.58
Annual average                     6.03     5.55
--------------------------------------------------
Annual average
(life of fund)                     7.04     6.78
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply. Performance prior to inception is derived from historical performance of class B shares, adjusted for the applicable sales charge and lower operating expenses.

FUND PROFILE

Putnam AMT-Free Insured Municipal Fund invests in bonds that are insured as to timely payment of principal and interest, escrowed by securities guaranteed by the U.S. government, and/or bonds that are rated AAA (or the equivalent), which is the highest credit rating available. The fund is intended and may be appropriate for investors seeking high current income free from federal income tax.

Market overview

The U.S. economy continued to show solid, healthy growth during the past six months, finishing calendar 2004 with the fastest growth rate since 1999. Consumers continued to drive the economy, as tax cuts, low mortgage-refinancing rates, and an employment increase of more than two million jobs fueled spending. Most importantly for the bond market, the core inflation rate, which excludes volatile food and energy prices, remained moderate.

The Federal Reserve Board continued to raise short-term interest rates during the period in a deliberate, well-publicized manner. Just after the period ended, on February 2, 2005, the benchmark federal funds rate rose to 2.50%. As a result of this series of interest-rate increases, which began in June 2004, short-term rates in the municipal market have increased during the period. However, longer-term rates have declined due to continued low inflation and a more moderate outlook for global economic growth. As a result, the yield curve -- a graphical representation of bond yields of all maturities -- has flattened.

With bond yields at historically low levels and confidence buoyed by the growing economy, municipal investors sought out lower-quality bonds, which typically carry higher yields because of their greater credit risk. Hospital, utilities, and tobacco bonds offered particularly attractive yields and rallied during the period. Another driver of improved performance for tobacco bonds was the market's improved outlook about ongoing litigation, which was brought on by a decline in the number of tobacco lawsuits in recent years. Higher-quality bonds offering lower yields generally underperformed lower-quality bonds.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.80%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.81%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  3.42%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                9.18%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      8.16%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              13.88%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 16.68%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/05.
-------------------------------------------------------------------------------

Strategy overview

Prior to the beginning of the period, we believed interest rates would rise across the board but felt that shorter-maturity bonds would see greater increases than those on the long end. We expected, as a result, to see a "flattening" of the municipal bond yield curve, which depicts bond yields (or rates) of all maturities. (This flattening occurs when short-term rates rise, long-term rates fall, or both.) Our feeling that rates would generally rise was based on the maturing of the economic recovery, increasing employment, rising energy prices, and a weak dollar -- factors which historically have contributed to rising interest rates. Because rising rates erode the value of all bonds, we reduced the fund's duration, or sensitivity to interest-rate changes, which would better protect against the erosion of principal if rates were to rise.

However, the economic reports during the period showed continued productivity and only moderate job gains. Furthermore, comments from the Federal Reserve Board indicated that it felt inflation was not an imminent threat. As it turned out, inflation proved to be inconsequential, long-term bond yields declined, and, as a result, the fund's shorter duration detracted from its relative performance.

On the positive side, our belief that the yield curve would flatten -- and our positioning of the fund to benefit -- helped the fund's relative performance because the yield curve flattened even more than expected (with the rise in short-term rates and decline in long-term rates).


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                         7/31/04         1/31/05
Average effective
maturity in years                         7.3%            6.4%

Duration in years                         5.4%            5.1%

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

We positioned the fund for a flattening of the yield curve by employing an interest-rate swap transaction. Without such a strategy, one way to position the fund would have been to sell many of the shorter-maturity bonds in the portfolio and buy longer-maturity bonds -- a more cumbersome, labor-intensive process that could have incurred significant transaction costs. Our swap strategy enabled us to create such a position artificially by entering into short-term (for example, three-month) contracts with another institution, such as a large bank or brokerage firm. In such a contract, one party pays a fixed rate and the other pays a "floating" rate that moves with short-term interest rates. The net effect of our transaction was to create a synthetic security that would benefit the fund if the yield curve were to flatten, as we believed it would. Since the curve flattened more than we had anticipated, the swap strategy made a strong contribution to performance.

The fund also benefited when one of its largest holdings, a bond issued by the New Jersey Economic Development Authority, was prerefunded. Prerefunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds, resulting in capital appreciation for bondholders, which occurred in this case.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (89.7%)

A (2.6%)

Bbb (2.1%)

VMIG1 and other (5.6%)

Footnote reads:
As a percentage of market value as of 1/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

In a market in which lower-quality, higher-yielding municipal bonds outperformed high-quality bonds, the fund's emphasis on AAA-rated, AMT-free bonds detracted from its relative performance -- particularly in comparison to its benchmark, the Lehman Municipal Bond Index, which contains higher-yielding municipals.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Your fund's name has been changed

On November 12, 2004, the Trustees of the Putnam Funds approved a name change for your fund from Putnam Tax-Free Insured Fund to Putnam AMT-Free Insured Municipal Fund. The name change took effect on November 30, 2004. This change is part of Putnam's continuing efforts to ensure clarity and consistency in fund names across our entire product line. The investment objective and strategy of your fund remain the same. We believe the new name brings the fund's strategy and competitive advantage to the forefront.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We expect the Fed to continue gradually raising rates in quarter-point (0.25%) increments as long as the economy continues its current pattern of growth. However, we expect growth to begin to slow during the second half of the year, which may prompt the Fed to pause in its rate-hike program.

While short-term interest rates have been on the rise for more than six months now, they are still near historically low levels. Meanwhile, long-term rates have declined, flattening the yield curve. Currently, our outlook is for the yield curve to flatten even more, as short-term rates rise with the Fed's adjustments, but we expect the prolonged decline in long-term rates to reverse, sending bond prices down as rates rise.

Over the rest of fiscal 2005, we expect to maintain a relatively short portfolio duration and to keep the fund's interest-rate swap agreements in place -- both as defensive measures. Given the historically low levels of interest rates, we expect demand for higher-yielding bonds to remain strong, although it may soften if economic growth slows. This could make returns on higher-yielding instruments less robust than they have been during the past 18 months, although the taxable market is likely to experience any decrease in demand before the municipal markets. Especially in terms of after-tax returns, we believe high-yielding municipal bonds are likely to remain attractive to investors even as rates reach a plateau in coming months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Shares of this fund are not insured, and their prices will fluctuate with market conditions.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended January 31.

-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -      $10,001 -   $50,001-   $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000   $50,000     $100,000   $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
James St. John      2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $100,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer responsible for the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended January 31, 2005, Portfolio Member Richard Wyke left your fund's management team.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended January 31.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -      $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000   $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                        N/A
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                  N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                         *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005               *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------
Edward Shadek                        N/A
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual joined Putnam's Executive Board after the reporting date.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/05
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (9/20/93)              (9/9/85)             (7/26/99)              (6/1/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
6 months                   4.52%     -0.17%      4.16%     -0.84%      4.11%      3.11%      4.38%      0.99%
--------------------------------------------------------------------------------------------------------------
1 year                     4.19      -0.50       3.45      -1.54       3.31       2.31       3.83       0.45
--------------------------------------------------------------------------------------------------------------
5 years                   40.81      34.42      37.04      35.04      35.44      35.44      38.78      34.25
Annual average             7.08       6.09       6.50       6.19       6.26       6.26       6.77       6.07
--------------------------------------------------------------------------------------------------------------
10 years                  79.65      71.58      72.76      72.76      65.76      65.76      74.30      68.69
Annual average             6.03       5.55       5.62       5.62       5.18       5.18       5.71       5.37
--------------------------------------------------------------------------------------------------------------
Annual average (life
of fund)                   7.04       6.78       6.77       6.77       6.47       6.47       6.82       6.64
--------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund limited expenses, without which returns would have been lower.


-------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/05
-------------------------------------------------------------------------
                                       Lehman           Lipper Insured
                                      Municipal         Municipal Debt
                                        Bond            Funds category
                                       Index               average*
-------------------------------------------------------------------------
6 months                                4.80%               4.43%
-------------------------------------------------------------------------
1 year                                  4.85                3.90
-------------------------------------------------------------------------
5 years                                43.54               38.73
Annual average                          7.50                6.76
-------------------------------------------------------------------------
10 years                               94.08               76.79
Annual average                          6.86                5.85
-------------------------------------------------------------------------
Annual average
(life of fund)                          7.93                7.28
-------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/05, there were 53, 53, 45, and 34 funds, respectively, in this Lipper category.


-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/05
-----------------------------------------------------------------------------------------------------
                                        Class A        Class B        Class C        Class M
-----------------------------------------------------------------------------------------------------
Distributions (number)                       6              6              6              6
-----------------------------------------------------------------------------------------------------
Income 1                                 $0.263244      $0.213873      $0.202666      $0.240973
-----------------------------------------------------------------------------------------------------
Capital gains 1
-----------------------------------------------------------------------------------------------------
Long-term                                $0.080000      $0.080000      $0.080000      $0.080000
-----------------------------------------------------------------------------------------------------
Short-term                               $0.026000      $0.026000      $0.026000      $0.026000
-----------------------------------------------------------------------------------------------------
Total                                    $0.369244      $0.319873      $0.308666      $0.346973
-----------------------------------------------------------------------------------------------------
Share value:                           NAV        POP        NAV        NAV        NAV        POP
-----------------------------------------------------------------------------------------------------
7/31/04                               $14.92     $15.62     $14.94     $14.94     $14.96     $15.46
-----------------------------------------------------------------------------------------------------
1/31/05                                15.22      15.94      15.24      15.24      15.26      15.77
-----------------------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------------------
Current dividend rate 2                3.53%      3.37%      2.88%      2.73%      3.23%      3.13%
-----------------------------------------------------------------------------------------------------
Taxable equivalent 3                   5.43       5.18       4.43       4.20       4.97       4.82
-----------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4             2.67       2.55       2.03       1.88       2.38       2.30
-----------------------------------------------------------------------------------------------------
Taxable equivalent 3                   4.11       3.92       3.12       2.89       3.66       3.54
-----------------------------------------------------------------------------------------------------

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 35.00% federal tax rate for 2005. Results for investors subject to lower tax rates would not be advantageous.

 4 Based only on investment income, calculated using SEC guidelines.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (9/20/93)              (9/9/85)             (7/26/99)              (6/1/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
6 months                   4.93%      0.18%      4.57%     -0.43%      4.52%      3.52%      4.78%      1.37%
--------------------------------------------------------------------------------------------------------------
1 year                     3.62      -1.04       2.96      -2.01       2.81       1.82       3.34      -0.03
--------------------------------------------------------------------------------------------------------------
5 years                   38.60      32.37      34.94      32.94      33.30      33.30      36.61      32.21
Annual average             6.75       5.77       6.18       5.86       5.92       5.92       6.44       5.74
--------------------------------------------------------------------------------------------------------------
10 years                  83.55      75.30      76.46      76.46      69.36      69.36      77.99      72.23
Annual average             6.26       5.77       5.84       5.84       5.41       5.41       5.94       5.59
--------------------------------------------------------------------------------------------------------------
Annual average (life
of fund)                   7.01       6.76       6.75       6.75       6.45       6.45       6.80       6.62
--------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Insured Municipal Fund from August 1, 2004, to January 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

----------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 1/31/05
----------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
----------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.38      $7.72      $8.49      $5.92
----------------------------------------------------------------------
Ending value (after
expenses)             $1,045.20  $1,041.60  $1,041.10  $1,043.80
----------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2005, use the calculation method below. To find the value of your investment on August 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 08/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 8/1/04  [DIV]    $1,000   X    per $1,000            =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $4.38 (see table above) =  $43.80
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
1/31/05
--------------------------------------------------------------------------
                      Class A    Class B    Class C    Class M
--------------------------------------------------------------------------
Expenses paid per
$1,000*                 $4.33      $7.63      $8.39      $5.85
--------------------------------------------------------------------------
Ending value (after
expenses)           $1,020.92  $1,017.64  $1,016.89  $1,019.41
--------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

--------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M
--------------------------------------------------------------------------
Your fund's annualized
expense ratio               0.85%      1.50%      1.65%      1.15%
--------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                      0.88%      1.53%      1.68%      1.18%
--------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

Understanding your fund's  portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                               2004      2003      2002      2001      2000
------------------------------------------------------------------------------
Putnam AMT-Free Insured
Municipal Fund                  27%       43%       55%       37%       22%
------------------------------------------------------------------------------
Lipper Insured Municipal
Debt Funds category average     51%       61%       54%       49%       69%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.24

Municipal bond
fund average           0.21

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


The fund's portfolio
January 31, 2005 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
RAN                   Revenue Anticipation Notes
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (98.6%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.8%)
-------------------------------------------------------------------------------
    $3,000,000 Alabama A&M U. Rev. Bonds, MBIA,
               6 1/2s, 11/1/25                       Aaa             $3,158,250

Alaska (2.7%)
-------------------------------------------------------------------------------
               AK State Hsg. Fin. Corp. Rev. Bonds,
               Ser. A
     6,000,000 MBIA, 5.9s, 12/1/19                   Aaa              6,221,520
     4,560,000 4.4s, 12/1/31                         Aaa              4,675,094
                                                                 --------------
                                                                     10,896,614

Arkansas (0.5%)
-------------------------------------------------------------------------------
     2,000,000 Little Rock G.O. Bonds (Cap. Impt.),
               FSA,  3.95s, 4/1/19                   Aaa              2,065,040

California (9.4%)
-------------------------------------------------------------------------------
    12,000,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, AMBAC, 5 1/2s,
               5/1/13                                Aaa             13,757,760
     3,000,000 CA Statewide Cmnty. Dev. Auth. COP
               (Motion  Picture & TV Fund), AMBAC,
               5.35s, 1/1/24                         Aaa              3,048,150
     2,475,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds (Tobacco
               Settlement), Ser. B, AMBAC,  5s,
               6/1/38                                Aaa              2,563,481
     2,745,000 Los Angeles, Unified School Dist.
               G.O. Bonds (Election of 2004),
               Ser. C, FGIC, 5s, 7/1/26              Aaa              2,914,174
     7,000,000 San Diego Cnty., Wtr. Auth. COP,
               FGIC,  5.681s, 4/23/08                Aaa              7,715,260
     2,000,000 San Diego, Unified School Dist. G.O.
               Bonds (Election of 1998), Ser. E,
               FSA, 5 1/4s, 7/1/19                   Aaa              2,263,300
     3,680,000 Santa Ana, Fin. Auth. Lease
               Rev. Bonds (Police Admin. & Hldg.
               Fac.), Ser. A, MBIA, 6 1/4s, 7/1/17   Aaa              4,590,285
                                                                 --------------
                                                                     36,852,410

Colorado (2.8%)
-------------------------------------------------------------------------------
     1,000,000 CO Dept. of Trans. RAN, AMBAC, 6s,
               6/15/06                               Aaa              1,049,330
       361,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Cmnty. Provider Pooled Loan
               Program), Ser. A, FSA, 7 1/4s,
               7/15/17                               Aaa                362,141
     5,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, MBIA, 5 1/2s, 11/15/25    Aaa              5,272,500
     4,000,000 Weld Cnty. School Dist. G.O. Bonds,
               FSA,  5 1/2s, 12/1/19                 Aaa              4,489,680
                                                                 --------------
                                                                     11,173,651

District of Columbia (0.7%)
-------------------------------------------------------------------------------
     3,000,000 DC G.O. Bonds, Ser. A, FSA, 5 7/8s,
               6/1/05                                Aaa              3,037,170

Florida (7.7%)
-------------------------------------------------------------------------------
    13,675,000 Hernando Cnty., Rev. Bonds (Criminal
               Justice Complex Fin.), FGIC, 7.65s,
               7/1/16                                Aaa             18,742,271
     5,000,000 Orlando & Orange Cnty., Expressway
               Auth. Rev. Bonds, FGIC, 8 1/4s,
               7/1/14                                Aaa              6,875,600
     3,935,000 Sumter Cnty., School Dist.
               Rev. Bonds (Multi Dist. Loan
               Program), FSA, 7.15s, 11/1/15         Aaa              5,174,446
                                                                 --------------
                                                                     30,792,317

Georgia (1.7%)
-------------------------------------------------------------------------------
     3,360,000 Fulton Cnty., Dev. Auth. Rev. Bonds
               (Klaus Pkg. & Fam. Hsg. Project),
               MBIA, 5 1/4s, 11/1/20                 Aaa              3,740,554
       415,000 GA Muni. Elec. Pwr. Auth.
               Rev. Bonds, Ser. Y, AMBAC, 6.4s,
               1/1/13                                Aaa                493,821
     2,500,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            Aaa              2,685,075
                                                                 --------------
                                                                      6,919,450

Illinois (6.5%)
-------------------------------------------------------------------------------
     5,500,000 Chicago, G.O. Bonds, Ser. A, AMBAC,
               5 5/8s, 1/1/39                        Aaa              6,127,825
     1,500,000 Chicago, Board of Ed. G.O. Bonds,
               Ser. A, MBIA, 5 1/4s, 12/1/19         Aaa              1,645,995
     4,385,000 Cook Cnty., G.O. Bonds, Ser. D,
               AMBAC, 5 1/4s, 11/15/21               Aaa              4,785,000
     1,000,000 Du Page Cnty., Cmnty. High School
               Dist. G.O. Bonds (Dist. No. 108 -
               Lake Park), FSA, 5.6s, 1/1/20         Aaa              1,128,520
     5,000,000 IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s,
               10/1/19                               Aaa              5,523,200
     5,000,000 Regl. Trans. Auth. Rev. Bonds,
               Ser. A, AMBAC,  8s, 6/1/17            Aaa              6,923,950
                                                                 --------------
                                                                     26,134,490

Indiana (5.2%)
-------------------------------------------------------------------------------
     1,655,000 Anderson, Indpt. School Bldg. Corp.
               G.O. Bonds (First Mtg.), FSA,
               5 1/2s, 1/15/28                       AAA              1,830,877
               Brownsburg Ind. 1999 School Bldg.
               Corp. Rev. Bonds (1st Mtge.),
               Ser. A, FSA
     3,465,000 5 1/4s, 9/15/19                       Aaa              3,825,741
     3,295,000 5 1/4s, 9/15/18                       Aaa              3,653,364
     6,605,000 Center Grove, Bldg. Rev. Bonds,
               AMBAC,  5 1/2s, 1/15/26               Aaa              7,237,891
     1,000,000 Evansville Vanderburgh Pub. Leasing
               Corp. Rev. Bonds (1st Mtge.), MBIA,
               5 3/4s, 7/15/18                       Aaa              1,131,140
     3,135,000 IN Bond Bk. Rev. Bonds, AMBAC, 5s,
               2/1/06                                Aaa              3,218,673
                                                                 --------------
                                                                     20,897,686

Kansas (0.5%)
-------------------------------------------------------------------------------
     2,145,000 Olathe, Hlth. Fac. VRDN (Olathe Med.
               Ctr.), Ser. A, AMBAC, 1.9s, 9/1/32    A-1+             2,145,000

Louisiana (3.5%)
-------------------------------------------------------------------------------
        18,022 East Baton Rouge, Mtge. Fin. Auth.
               Rev. Bonds (Single Fam.), Ser. B,
               GNMA Coll., 8 1/4s, 2/25/11           AAA                 18,092
     5,730,000 Ernest N. Morial-New Orleans Exhibit
               Hall Auth. Special Tax, AMBAC, 5s,
               7/15/20                               AAA              6,240,142
     3,000,000 LA Rev. Bonds, Ser. A, AMBAC,
               5 3/8s, 6/1/19                        Aaa              3,311,700
     4,000,000 LA State U. & Agriculture &
               Mechanical College Rev. Bonds, MBIA,
               5 1/2s, 7/1/26                        Aaa              4,240,200
                                                                 --------------
                                                                     13,810,134

Massachusetts (4.3%)
-------------------------------------------------------------------------------
     2,680,000 MA State Hlth. & Edl. Fac. Auth.
               VRDN, Ser. D, MBIA, 1.9s, 1/1/35      VMIG1            2,680,000
               MA State Special Oblig. Dedicated
               Tax Rev.  Bonds, FGIC
     1,000,000 5 1/4s, 1/1/24                        Aaa              1,092,110
     1,000,000 5 1/4s, 1/1/23                        Aaa              1,095,250
    11,000,000 5 1/4s, 1/1/22                        Aaa             12,143,230
                                                                 --------------
                                                                     17,010,590

Michigan (7.4%)
-------------------------------------------------------------------------------
       720,000 Detroit, Rev. Bonds, Ser. B, FGIC,
               5 1/4s, 7/1/20                        Aaa                784,872
     7,990,000 Detroit, City School Dist. G.O.
               Bonds (School Bldg. & Site Impt.),
               Ser. B, FGIC, 5s, 5/1/25              Aaa              8,436,721
     5,030,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA,  1.9s, 7/1/33                    VMIG1            5,030,000
       500,000 Kent, Hosp. Fin. Auth. Rev. Bonds
               (Spectrum Hlth. Care), Ser. A, MBIA,
               5 1/2s, 1/15/17                       AAA                557,600
     5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Mercy Hlth. Svcs.), Ser. A, AMBAC,
               6s, 8/15/34                           Aaa              5,631,900
               MI State Strategic Fund, Ltd.
               Rev. Bonds  (Detroit Edison Co.),
               AMBAC
     4,000,000 7s, 5/1/21                            Aaa              5,371,280
     3,500,000 4.85s, 9/1/30                         Aaa              3,760,470
                                                                 --------------
                                                                     29,572,843

Mississippi (1.0%)
-------------------------------------------------------------------------------
               MS Dev. Bk. Special Obligation
               Rev. Bonds (Waste Wtr. & Solid Waste
               Mgt.), Ser. A, FSA
    $1,855,000 5 3/8s, 2/1/19                        Aaa              2,064,263
     1,755,000 5 3/8s, 2/1/18                        Aaa              1,944,031
                                                                 --------------
                                                                      4,008,294

Missouri (3.1%)
-------------------------------------------------------------------------------
    12,525,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (Cox Hlth. Syst.), AMBAC,
               1.97s, 6/1/22                         VMIG1           12,525,000

Montana (0.5%)
-------------------------------------------------------------------------------
     1,725,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              1,834,917

Nevada (2.2%)
-------------------------------------------------------------------------------
     8,295,000 Clark Cnty., Rev. Bonds, Ser. B,
               FGIC,  5 1/4s, 7/1/20                 Aaa              8,958,683

New Hampshire (1.4%)
-------------------------------------------------------------------------------
     5,000,000 NH State Tpk. Syst. Rev. Bonds,
               FGIC,  6.806s, 11/1/17                Aaa              5,462,400

New Jersey (4.2%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
    10,000,000 (School Fac. Construction), Ser. F,
               FGIC, 5 1/4s, 6/15/21                 Aaa             11,415,100
     5,000,000 (Motor Vehicle), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              5,284,250
                                                                 --------------
                                                                     16,699,350

New York (4.8%)
-------------------------------------------------------------------------------
               Nassau Cnty., Hlth. Care Syst.
               Rev. Bonds (Nassau Hlth. Care
               Corp.), FSA
     4,610,000 6s, 8/1/13                            Aaa              5,323,029
     2,285,000 6s, 8/1/12                            Aaa              2,638,421
     3,000,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. B, AMBAC, 5s,
               6/15/28                               Aaa              3,179,640
               NY State Dorm. Auth. Rev. Bonds
               (Brooklyn Law School), Ser. B, XLCA
     2,270,000 5 3/8s, 7/1/22                        Aaa              2,535,658
     2,215,000 5 3/8s, 7/1/20                        Aaa              2,496,349
     3,000,000 Sales Tax Asset Receivable Corp.
               Rev. Bonds, Ser. A, AMBAC, 5s,
               10/15/29                              Aaa              3,177,150
                                                                 --------------
                                                                     19,350,247

North Carolina (3.7%)
-------------------------------------------------------------------------------
     6,000,000 Metropolitan Pier & Exposition Auth.
               Rev. Bonds (McCormack Place
               Expansion Project), FGIC,  5 1/2s,
               12/15/24                              Aaa              6,577,440
     7,500,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. A,
               MBIA, 5 1/4s, 1/1/19                  Aaa              8,296,200
                                                                 --------------
                                                                     14,873,640

Ohio (2.4%)
-------------------------------------------------------------------------------
     6,765,000 Cleveland, Wtr. Wks. Rev. Bonds,
               Ser. J, FSA,  5s, 1/1/06              Aaa              6,934,802
     1,000,000 Cleveland-Cuyahoga Cnty., Port.
               Auth. Rev. Bonds (Rock & Roll Hall
               of Fame), FSA, 3.6s, 12/1/14          Aaa              1,001,430
     1,535,000 Morley Library Dist. G.O. Bonds
               (Lake Cnty. Dist. Library), AMBAC,
               5 1/4s, 12/1/19                       Aaa              1,705,247
        45,000 OH Hsg. Fin. Agcy. Single Fam. Mtge.
               Rev. Bonds, Ser. 85-A, FGIC, zero %,
               1/15/15                               Aaa                 16,866
                                                                 --------------
                                                                      9,658,345

Oklahoma (0.8%)
-------------------------------------------------------------------------------
     3,000,000 OK City Arpt. Trust Rev. Bonds,
               Ser. A, FSA, 5 1/4s, 7/1/21           Aaa              3,201,780

Oregon (0.5%)
-------------------------------------------------------------------------------
     1,880,000 Salem-Keizer, School Dist. G.O.
               Bonds (No. 24J), FSA, 4s, 6/15/06     Aaa              1,921,943

Pennsylvania (0.8%)
-------------------------------------------------------------------------------
     3,000,000 PA State Pub. School Bldg. Auth.
               Rev. Bonds (Philadelphia School
               Dist.), FSA, 5 1/4s, 6/1/25           Aaa              3,276,540

Texas (8.8%)
-------------------------------------------------------------------------------
     2,500,000 Dallas, Indpt. School Dist. G.O.
               Bonds, PSFG, 5 1/4s, 2/15/19          Aaa              2,728,300
     1,250,000 Harris Cnty., Mandatory Put Bonds
               (Toll Road), FGIC, 5s, 8/15/09        Aaa              1,350,813
     1,190,000 Hays Cnty., G.O. Bonds, FSA, 5s,
               8/15/24                               Aaa              1,269,920
     5,280,000 Houston, Arpt. Syst. Rev. Bonds,
               FSA, 5s, 7/1/21                       Aaa              5,587,771
     1,000,000 Houston, Cmnty. College Syst.
               Rev. Bonds (Student Fee), MBIA,
               5.1s, 4/15/06                         Aaa              1,032,440
     1,000,000 Laredo, I S D Pub. Fac. Corp.
               Rev. Bonds, Ser. C, AMBAC, 5s,
               8/1/29                                AAA              1,029,020
     4,000,000 San Antonio Wtr. Rev. Bonds, FSA,
               5 1/2s, 5/15/20                       Aaa              4,474,720
     8,000,000 San Antonio, Hotel Occupancy
               Mandatory Put Bonds, Ser. B, AMBAC,
               5s, 8/15/08                           Aaa              8,546,400
     5,000,000 Tarrant Cnty., Hlth. Fac. Dev.
               Rev. Bonds (TX Hlth. Res. Sys.),
               Ser. A, MBIA, 5 3/4s, 2/15/15         Aaa              5,784,400
     3,150,000 Victoria G.O. Bonds, FGIC, 5 1/2s,
               8/15/20                               Aaa              3,484,404
                                                                 --------------
                                                                     35,288,188

Utah (3.4%)
-------------------------------------------------------------------------------
               UT State Pwr. Supply Rev. Bonds
               (Intermountain Pwr. Agcy.), Ser. A,
               MBIA
     7,900,000 6.15s, 7/1/14 (prerefunded)           Aaa              8,629,407
     4,495,000 6.15s, 7/1/14                         Aaa              4,805,155
                                                                 --------------
                                                                     13,434,562

Washington (6.0%)
-------------------------------------------------------------------------------
    10,000,000 Port of Seattle Rev. Bonds, Ser. A,
               FGIC,  5 1/2s, 10/1/22                Aaa             10,777,500
               WA State Pub. Pwr. Supply Syst.
               Rev. Bonds
     6,000,000 (Nuclear No. 3), Ser. B, MBIA,
               7 1/8s, 7/1/16                        Aaa              7,774,680
     5,000,000 (Nuclear No. 1), Ser. A, AMBAC,
               5.7s, 7/1/09                          Aaa              5,310,400
                                                                 --------------
                                                                     23,862,580

West Virginia (1.3%)
-------------------------------------------------------------------------------
     5,000,000 Econ. Dev. Auth. Lease Rev. Bonds
               (Correctional Juvenile Safety),
               Ser. A, MBIA, 5s, 6/1/29              Aaa              5,246,700
-------------------------------------------------------------------------------
               Total Investments
               (cost $367,243,567)                                 $394,068,814
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $399,839,163.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2005. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

      The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at January 31, 2005.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The fund had the following industry group (concentrations) greater than 10% at January 31, 2005 (as a percentage of net assets):

          Health care             16.0%
          Utilities               15.7
          Transportation          12.1

      The fund had the following insurance (concentrations) greater than 10% at January 31, 2005 (as a percentage of net assets):

          AMBAC                   28.9%
          FGIC                    27.0
          MBIA                    21.4
          FSA                     18.1

      Interest rate swap contracts outstanding at January 31, 2005 (Unaudited)

                                                                   Unrealized
                                        Notional    Termination   appreciation/
                                         amount        date     (depreciation)
-------------------------------------------------------------------------------

Agreement with Citibank,
N.A. dated December 14, 2004
to receive quarterly the notional
amount multiplied by 3.13% and
pay quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.      $10,000,00     3/17/10       $174,301

Agreement with Citibank,
N.A. dated December 14, 2004
to receive quarterly the notional
amount multiplied by 4.106% and
pay quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.        8,000,00     3/17/25        197,359

Agreement with Citibank,
N.A. dated November 4, 2004
to receive quarterly the notional
amount multiplied by 4.067% and
pay quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.        8,000,00     2/28/05         (9,157)

Agreement with JP Morgan Chase
Bank dated November 4, 2004
to receive quarterly the notional
amount multiplied by 2.946% and
pay quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.       10,000,00     2/18/14         58,884
-------------------------------------------------------------------------------
                                                                    $421,387
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
January 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$367,243,567) (Note 1)                                           $394,068,814
-------------------------------------------------------------------------------
Cash                                                                3,379,896
-------------------------------------------------------------------------------
Interest and other receivables                                      3,527,543
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           430,544
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                121,505
-------------------------------------------------------------------------------
Total assets                                                     $401,528,302

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 456,823
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            583,945
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          340,572
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             33,873
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 61,473
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,787
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                131,776
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                9,157
-------------------------------------------------------------------------------
Other accrued expenses                                                 69,733
-------------------------------------------------------------------------------
Total liabilities                                                   1,689,139
-------------------------------------------------------------------------------
Net assets                                                       $399,839,163

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $373,988,261
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          273,937
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (1,669,669)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         27,246,634
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $399,839,163

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($286,888,147 divided by 18,852,791 shares)                            $15.22
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $15.22)*                $15.94
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($102,157,821 divided by 6,703,318 shares)**                           $15.24
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,625,278 divided by 631,387 shares)**                               $15.24
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,167,917 divided by 76,541 shares)                                  $15.26
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $15.26)***              $15.77
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2005 (Unaudited)

Interest income:                                                   $8,892,867
-------------------------------------------------------------------------------
Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,026,660
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      143,374
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                62,460
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,743
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        7,900
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 290,870
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 457,929
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  49,576
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   2,980
-------------------------------------------------------------------------------
Other                                                                  86,419
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                     8,381
-------------------------------------------------------------------------------
Costs assumed by manager (Notes 2 and 5)                               (8,381)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                         (2,840)
-------------------------------------------------------------------------------
Total expenses                                                      2,133,071
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (14,360)
-------------------------------------------------------------------------------
Net expenses                                                        2,118,711
-------------------------------------------------------------------------------
Net investment income                                               6,774,156
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,028,329
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                           16,860
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and swap
contracts during the period                                         8,814,834
-------------------------------------------------------------------------------
Net gain on investments                                            10,860,023
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $17,634,179
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $6,774,156      $15,472,332
-------------------------------------------------------------------------------
Net realized gain on investments                   2,045,189        5,042,151
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         8,814,834        4,246,111
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        17,634,179       24,760,594
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                                   --         (155,348)
-------------------------------------------------------------------------------
Class B                                                   --          (63,444)
-------------------------------------------------------------------------------
Class C                                                   --           (5,724)
-------------------------------------------------------------------------------
Class M                                                   --             (621)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                           (5,019,410)     (11,278,226)
-------------------------------------------------------------------------------
Class B                                           (1,508,942)      (3,653,149)
-------------------------------------------------------------------------------
Class C                                             (131,034)        (313,118)
-------------------------------------------------------------------------------
Class M                                              (18,768)         (45,600)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
Class A                                             (492,411)      (1,116,737)
-------------------------------------------------------------------------------
Class B                                             (179,407)        (456,430)
-------------------------------------------------------------------------------
Class C                                              (17,027)         (41,167)
-------------------------------------------------------------------------------
Class M                                               (2,020)          (4,466)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                           (1,515,112)      (4,339,321)
-------------------------------------------------------------------------------
Class B                                             (552,023)      (1,773,555)
-------------------------------------------------------------------------------
Class C                                              (52,391)        (159,963)
-------------------------------------------------------------------------------
Class M                                               (6,217)         (17,352)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (17,611,097)    (126,651,035)
-------------------------------------------------------------------------------
Total decrease in net assets                      (9,471,680)    (125,314,662)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              409,310,843      534,625,505
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $273,937 and $177,935,
respectively)                                   $399,839,163     $409,310,843
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                  Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.92          $14.93          $15.46          $15.18          $14.52          $14.72
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .27 (c)         .53             .58             .67             .71             .73
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .40             .25            (.16)            .27             .66            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .67             .78             .42             .94            1.37             .53
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.26)           (.53)           (.59)           (.66)           (.71)           (.73)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.11)           (.26)           (.36)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.37)           (.79)           (.95)           (.66)           (.71)           (.73)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.22          $14.92          $14.93          $15.46          $15.18          $14.52
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      4.52*           5.20            2.71            6.38            9.63            3.86
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $286,888        $287,528        $368,419        $363,096        $322,302        $260,637
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .43* (c)        .85             .84             .82             .83             .81
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.76* (c)       3.49            3.76            4.39            4.74            5.15
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.98*          26.81           42.88           54.72           36.91           22.45
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended January 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class A shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                  Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.94          $14.95          $15.48          $15.20          $14.54          $14.74
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .22 (c)         .44             .48             .59             .65             .68
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .40             .24            (.16)            .27             .66            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .62             .68             .32             .86            1.31             .48
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.21)           (.43)           (.49)           (.58)           (.65)           (.68)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.11)           (.26)           (.36)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.32)           (.69)           (.85)           (.58)           (.65)           (.68)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.24          $14.94          $14.95          $15.48          $15.20          $14.54
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      4.16*           4.52            2.04            5.81            9.18            3.44
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $102,158        $110,498        $150,266        $171,801        $196,934        $238,508
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .76* (c)       1.50            1.49            1.35            1.23            1.21
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.43* (c)       2.83            3.10            3.86            4.34            4.75
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.98*          26.81           42.88           54.72           36.91           22.45
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended January 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class B shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                  Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.94          $14.95          $15.49          $15.21          $14.53          $14.72
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .21 (c)         .41             .46             .55             .59             .62
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .40             .25            (.17)            .27             .68            (.19)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .61             .66             .29             .82            1.27             .43
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.20)           (.41)           (.47)           (.54)           (.59)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.11)           (.26)           (.36)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.31)           (.67)           (.83)           (.54)           (.59)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.24          $14.94          $14.95          $15.49          $15.21          $14.53
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      4.11*           4.40            1.82            5.53            8.89            3.11
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $9,625         $10,097         $13,793         $11,885          $9,638          $1,123
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .83* (c)       1.65            1.64            1.62            1.63            1.61
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.36* (c)       2.69            2.95            3.58            3.88            4.33
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.98*          26.81           42.88           54.72           36.91           22.45
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended January 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class C shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                  Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.96          $14.97          $15.50          $15.22          $14.56          $14.76
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .24 (c)         .49             .54             .62             .66             .69
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .41             .24            (.16)            .28             .67            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .65             .73             .38             .90            1.33             .49
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.24)           (.48)           (.55)           (.62)           (.67)           (.69)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.11)           (.26)           (.36)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.35)           (.74)           (.91)           (.62)           (.67)           (.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.26          $14.96          $14.97          $15.50          $15.22          $14.56
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      4.38*           4.93            2.40            6.05            9.28            3.55
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $1,168          $1,188          $2,148          $2,154          $1,696          $2,692
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .58* (c)       1.15            1.14            1.12            1.13            1.11
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.61* (c)       3.19            3.45            4.08            4.45            4.82
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.98*          26.81           42.88           54.72           36.91           22.45
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended January 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class M shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
January 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam AMT-Free Insured Municipal Fund (the "fund") formerly Putnam Tax-Free Insured Fund, is a series of Putnam Tax-Free Income Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B, and class M shares, do not pay front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $367,243,705, resulting in gross unrealized appreciation and depreciation of $26,976,912 and $151,803, respectively, or net unrealized appreciation of $26,825,109.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2005, Putnam Management waived $2,840 of its management fee from the fund.

For the period ended January 31, 2005, Putnam Management has assumed $8,381 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters. (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2005, the fund paid PFTC $205,834 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended January 31, 2005, the fund's expenses were reduced by $14,360 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $710, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months period ended January 31, 2005, Putnam Retail
Management, acting as underwriter, received net commissions of $728 and $67 from the sale of class A and class M shares, respectively, and received $73,423 and $113 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months period ended January 31, 2005, Putnam Retail Management, acting as underwriter, received $90 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months period ended January 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,061,888 and $40,472,774 , respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At January 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            708,621       $10,732,027
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       225,525         3,419,509
----------------------------------------------------------------
                                       934,146        14,151,536
Shares repurchased                  (1,355,186)      (20,533,343)
----------------------------------------------------------------
Net decrease                          (421,040)      $(6,381,807)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,526,106       $22,970,728
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       806,782        12,201,957
----------------------------------------------------------------
                                     2,332,888        35,172,685
Shares repurchased                  (7,736,415)     (116,948,642)
----------------------------------------------------------------
Net decrease                        (5,403,527)     $(81,775,957)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            103,919        $1,575,146
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        60,691           921,738
----------------------------------------------------------------
                                       164,610         2,496,884
Shares repurchased                    (857,197)      (13,015,368)
----------------------------------------------------------------
Net decrease                          (692,587)     $(10,518,484)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            312,701        $4,732,438
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          261,180         3,956,188
----------------------------------------------------------------
                                       573,881         8,688,626
Shares repurchased                  (3,227,983)      (48,853,704)
----------------------------------------------------------------
Net decrease                        (2,654,102)     $(40,165,078)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             85,065        $1,259,548
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         6,228           130,443
----------------------------------------------------------------
                                        91,293         1,389,991
Shares repurchased                    (135,527)       (2,056,797)
----------------------------------------------------------------
Net decrease                           (44,234)        $(666,806)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             72,319        $1,100,638
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        27,782           420,728
----------------------------------------------------------------
                                       100,101         1,521,366
Shares repurchased                    (346,772)       (5,260,747)
----------------------------------------------------------------
Net decrease                          (246,671)      $(3,739,381)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              2,212           $33,550
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           960            14,599
----------------------------------------------------------------
                                         3,172            48,149
Shares repurchased                      (6,072)          (92,149)
----------------------------------------------------------------
Net decrease                            (2,900)         $(44,000)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              4,299           $64,701
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         3,905            59,209
----------------------------------------------------------------
                                         8,204           123,910
Shares repurchased                     (72,228)       (1,094,529)
----------------------------------------------------------------
Net decrease                           (64,024)        $(970,619)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the Trust and of the Fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected with all the funds of the Trust voting together as a single class, as follows:

                                       Votes            Votes
                                        For            Withheld
----------------------------------------------------------------
Jameson A. Baxter                   60,059,146         2,521,594
Charles B. Curtis                   60,025,213         2,555,527
Myra R. Drucker                     60,001,772         2,578,968
Charles E. Haldeman, Jr.            60,044,417         2,536,323
John A. Hill                        60,051,310         2,529,430
Ronald J. Jackson                   60,089,882         2,490,858
Paul L. Joskow                      60,075,111         2,505,629
Elizabeth T. Kennan                 60,047,518         2,533,222
John H. Mullin, III                 60,055,161         2,525,579
Robert E. Patterson                 60,062,446         2,518,294
George Putnam, III                  59,999,327         2,581,413
A.J.C. Smith*                       60,042,850         2,537,890
W. Thomas Stephens                  60,057,865         2,522,875
Richard B. Worley                   60,007,405         2,573,335

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                     10,563,383        962,804         4,176,771

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                     10,640,302        923,810         4,138,847

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                     10,883,170        684,089         4,135,700

January 10, 2005 meeting

A proposal to amend the Trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated with all the funds of the Trust voting together as a single class, as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                     43,168,440       2,974,023       16,604,099

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam AMT-Free Insured Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA043-220207  3/05


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: March 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 28, 2005


Putnam
Tax-Free
High Yield
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-05

[GRAPHIC OMITTED: HARMONICA]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund and list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. Finally, on page 20, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. We also announce the departure of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 16, 2005



Report from Fund Management

Fund highlights

 * For the six months ended January 31, 2005, Putnam Tax-Free High Yield Fund's class A shares returned 6.13% without sales charges and 1.28% with maximum sales charges reflected.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 4.80% for the period.

 * The average return for the fund's Lipper category, High Yield
   Municipal Debt funds, was 5.49%.

 * See the Performance Summary beginning on page 11 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The strong performance that characterized high-yielding municipal bonds during your fund's 2004 fiscal year has carried through into the first half of its 2005 fiscal year. As a result, the fund's return at net asset value (NAV, without sales charges) exceeded that of its benchmark, which is composed of higher-grade municipal bonds. Since lower-quality bonds tend to be more sensitive to economic growth than higher-grade issues, the fund's emphasis on these bonds has been a positive factor. Our emphasis on hospital, utilities, and tobacco settlement bonds, which strengthened during the period, as well as our yield curve positioning, helped the fund outperform the average for its Lipper peer group. However, we started the fiscal year with a relatively short duration because we expected interest rates to rise, depressing bond prices. We shortened duration still further during the past six months, but long-term rates have continued to decline, despite several rate increases by the Federal Reserve Board (the Fed). Although this strategy limited the fund's ability to participate in the bond price rally in the past six months, market conditions make us confident in the prudence of our strategy.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 1/31/05
--------------------------------------------------
Class A
(inception 9/20/93)           NAV            POP
--------------------------------------------------
6 months                     6.13%          1.28%
--------------------------------------------------
1 year                       7.32           2.41
--------------------------------------------------
5 years                     30.28          24.48
Annual average               5.43           4.48
--------------------------------------------------
10 years                    68.67          61.06
Annual average               5.37           4.88
--------------------------------------------------
Annual average
(life of fund)*              6.95           6.70
--------------------------------------------------

  Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

* Derived from the historical performance of B shares, adjusted for the applicable sales charge and lower operating expenses.

FUND PROFILE

Putnam Tax-Free High Yield Fund seeks to provide a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade municipal bonds. The fund is intended and may be appropriate for investors seeking tax-advantaged income who are willing to accept some credit risk.



Market overview

The U.S. economy continued to show solid, healthy growth during the past six months, finishing calendar 2004 with the fastest growth rate since 1999. Consumers continued to drive the economy, as tax cuts, low mortgage-refinancing rates, and an employment increase of more than two million jobs fueled spending. Most importantly for the bond market, the core inflation rate, which excludes volatile food and energy prices, remained relatively tame.

The Fed continued to raise short-term interest rates during the period in a deliberate, well-publicized manner. Just after the period ended, on February 2, 2005, the benchmark federal funds rate rose to 2.50%. As a result of this series of interest-rate increases, which began in June 2004, short-term rates in the municipal market have increased during the period. However, longer-term rates have declined due to continued low inflation and a more moderate outlook for global economic growth. As a result, the yield curve -- a graphical representation of bond yields of all maturities -- has flattened.

With bond yields at historically low levels and confidence buoyed by the growing economy, municipal investors sought out lower-quality bonds, which typically carry higher yields because of their greater credit risk. Hospital and utility bonds offered particularly attractive yields and rallied during the period. Tobacco settlement bonds also performed well as a result of an improved outlook about ongoing litigation brought on by a decline in the number of tobacco lawsuits in recent years. Higher-quality bonds offering lower yields generally underperformed lower-quality bonds.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/05
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.80%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.81%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)      3.30%
------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             1.69%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      8.16%
------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 20.20%
------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                13.48%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/05.
------------------------------------------------------------------------------



Strategy overview

At the beginning of the fund's fiscal year, the portfolio's duration was slightly defensive. Duration is a measure of a fund's sensitivity to changes in interest rates. A short duration may help protect principal when interest rates are rising, but it can reduce the fund's appreciation potential when rates fall. Although the Fed adjusted interest rates upward during the past six months, as we had expected, rates on long-term bonds continued to trend irregularly downward, limiting the fund's participation in the price rally. However, we trimmed duration still further because we continued to be concerned about the outlook for prices. If long-term rates continue to decline as short-term rates rise, eventually the yield curve could become inverted -- a configuration where long-term rates are lower than short-term rates. This situation, if it occurs, is not likely to endure, in our opinion.

Also during the past six months, we used interest-rate swap contracts to position the fund to benefit from further flattening of the yield curve. Rather than trading large volumes of securities, which takes time and can be expensive for the fund, this strategy enabled us to synthetically create an equivalent stream of payments. It is a highly technical strategy, but it has worked well for the fund over this period.

The increased demand for higher-yielding bonds has provided us with opportunities to sell bonds into strength, where appropriate. We reduced the fund's airline-related bonds last year and we continued to trim individual positions in other sectors as opportunities presented themselves. Our strategy has been to spread out the fund's assets, focusing on holdings that seem to have the strongest prospects. Sectors that have performed the best recently -- and thus are candidates for trimming -- include hospitals and utilities.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                          7/31/04        1/31/05

Average effective maturity in years         9.3            7.4

Duration in years                           5.4            5.0

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.



How fund holdings affected performance

The fund currently owns tobacco settlement bonds issued by Wisconsin, South Dakota, Rhode Island, New Jersey, South Carolina and Washington, as well as the District of Columbia. Payments from these high-yielding bonds are secured by income promised to various states through settlements from tobacco companies. This income could be jeopardized as a result of multibillion-dollar judgments against the companies. However, the recent outperformance of the tobacco sector has reflected investors' improved outlook. Although litigation remains a concern, the number of legal challenges has declined in recent years. We anticipate rulings in several key court cases in mid- to late 2005 that could further resolve some of the uncertainty.

One of the benefits of owning a diversified portfolio of high-yielding, lower-quality bonds in an improving economic environment is that some issues may be upgraded, achieving a higher credit rating, or they may be prerefunded. Prerefunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds, resulting in capital appreciation for bondholders. A recent example was the fund's position in Medical University of South Carolina revenue bonds, which were prerefunded in December, effectively raising the credit rating on these issues from BBB+ to AAA.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (7.9%)

A (8.8%)

Baa (36.8%)

Ba (25.0%)

B (9.7%)

Caa (2.4%)

D (1.4%)

VMIG1 (6.8%)

Other (1.2%)

Footnote reads:
As a percentage of market value as of 1/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.



The fund also benefited as the yield curve flattened during the past six months, when we entered into various interest-rate swaps, as discussed in the strategy section. An interest-rate swap is a contract entered into between two parties who each agree to make payments to the other for a specified period of time based on a notional (or hypothetical) amount of principal. The amount is notional because there is no actual exchange of principal. Typically, a series of payments is calculated by applying a fixed rate of interest to be paid in exchange -- or swapped -- for a floating rate. We initiated contracts in two stages, in November and December, and we plan to maintain this arrangement because we expect the yield curve to continue to flatten.

Other activities during the six-month period included the sale of some bonds issued for Hoover Group by Forsyth County, Georgia, Development Authority. Hoover Group is an industrial container company that defaulted on their bonds in November of 2002; the bonds had been in the portfolio for some time. Our sale of the securities was the culmination of a long series of negotiations. The bonds rose in value during the past six months and we were able to recoup more than we had expected. However, these bonds were poor performers overall. We also sold the fund's position in Handmaker Jewish Services bonds issued by Pima County, Arizona, Industrial Development Authority. This issue had detracted from the fund's performance as the project's financial position weakened. The bonds continued to decline in value and we saw no upside potential, so we sold them at a loss.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


OF SPECIAL INTEREST

Shareholders approve merger of Putnam Municipal Income Fund into Putnam Tax-Free High Yield Fund

After the close of the period, a meeting was held to allow shareholders to vote on the pending merger of Putnam Municipal Income Fund into Putnam Tax-Free High Yield Fund. Putnam Municipal Income Fund is a nationally diversified fixed-income fund whose objectives, strategy, and investments are substantially similar to those of your fund. The merger was approved and is expected to result in lower expenses for shareholders of each fund due to the larger asset base of the combined fund. It is scheduled to take place before the end of March 2005.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

While short-term interest rates have been on the rise for more than six months now, they are still near historically low levels. Meanwhile, long-term rates have declined, flattening the yield curve. Currently, our outlook is for the yield curve to flatten even more, as short-term rates rise with the Fed's adjustments, but we expect the prolonged decline in long-term rates to reverse, sending bond prices down as rates rise.

Over the rest of fiscal 2005, we expect to maintain a relatively short portfolio duration and to keep the fund's interest-rate swap agreements in place -- both as defensive measures. Given the historically low levels of interest rates, we expect demand for higher-yielding bonds to remain strong, although it may soften if economic growth slows. This could make returns on higher-yielding instruments less robust than they have been during the past 18 months, although the taxable market is likely to experience any decrease in demand before the municipal markets. Especially in terms of after-tax returns, we believe high-yielding municipal bonds are likely to remain attractive to investors even as rates reach a plateau in coming months.


The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.



Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended January 31.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
James St. John      2005                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                           *
-------------------------------------------------------------------------------------------------------------




Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $250,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer responsible for the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, and Putnam Tax-Free Health Care Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended January 31, 2005, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.



Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended January 31.



------------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------------
                                                         $1 -        $10,001 -    $50,001 -   $100,001
                                         Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------------
Philippe Bibi                            2005      *
------------------------------------------------------------------------------------------------------
Chief Technology Officer                 2004      *
------------------------------------------------------------------------------------------------------
John Boneparth                           2005      *
------------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt        2004      *
------------------------------------------------------------------------------------------------------
Joshua Brooks                            N/A
------------------------------------------------------------------------------------------------------
Deputy Head of Investments               N/A
------------------------------------------------------------------------------------------------------
Kevin Cronin                             2005      *
------------------------------------------------------------------------------------------------------
Head of Investments                      N/A
------------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.                    2005                           *
------------------------------------------------------------------------------------------------------
President and CEO                        2004      *
------------------------------------------------------------------------------------------------------
Amrit Kanwal                             2005      *
------------------------------------------------------------------------------------------------------
Chief Financial Officer                  N/A
------------------------------------------------------------------------------------------------------
Steven Krichmar                          2005      *
------------------------------------------------------------------------------------------------------
Chief of Operations                      N/A
------------------------------------------------------------------------------------------------------
Francis McNamara, III                    2005               *
------------------------------------------------------------------------------------------------------
General Counsel                          N/A
------------------------------------------------------------------------------------------------------
Richard Monaghan                         2005                                        *
------------------------------------------------------------------------------------------------------
Head of Retail Management                2004      *
------------------------------------------------------------------------------------------------------
Richard Robie, III                       2005      *
------------------------------------------------------------------------------------------------------
Chief Administrative Officer             N/A
------------------------------------------------------------------------------------------------------
Edward Shadek                            N/A
------------------------------------------------------------------------------------------------------
Deputy Head of Investments               N/A
------------------------------------------------------------------------------------------------------

N/A indicates the individual joined Putnam's Executive Board after the reporting date.




Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.



-------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/05
-------------------------------------------------------------------------------------------------------------
                               Class A                Class B               Class C             Class M
(inception dates)             (9/20/93)              (9/9/85)              (2/1/99)            (12/29/94)
-------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------
6 months                   6.13%      1.28%      5.72%      0.72%      5.67%      4.67%      5.93%      2.51%
-------------------------------------------------------------------------------------------------------------
1 year                     7.32       2.41       6.58       1.58       6.45       5.45       6.97       3.56
-------------------------------------------------------------------------------------------------------------
5 years                   30.28      24.48      26.69      24.74      25.28      25.28      28.26      24.14
Annual average             5.43       4.48       4.85       4.52       4.61       4.61       5.10       4.42
-------------------------------------------------------------------------------------------------------------
10 years                  68.67      61.06      59.33      59.33      55.61      55.61      63.72      58.45
Annual average             5.37       4.88       4.77       4.77       4.52       4.52       5.05       4.71
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.95       6.70       6.59       6.59       6.10       6.10       6.74       6.55
-------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund limited expenses, without which returns would have been lower.



------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/05
------------------------------------------------------------------------------
                                 Lehman              Lipper High Yield
                                 Municipal           Municipal Debt Funds
                                 Bond Index          category average*
------------------------------------------------------------------------------
6 months                         4.80%               5.49%
------------------------------------------------------------------------------
1 year                           4.85                6.13
------------------------------------------------------------------------------
5 years                         43.54               35.97
Annual average                   7.50                6.30
------------------------------------------------------------------------------
10 years                        94.08               73.13
Annual average                   6.86                5.61
------------------------------------------------------------------------------
Annual average
(life of fund)                   7.93                6.83
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/05, there were 79, 79, 60, and 31 funds, respectively, in this Lipper category.




----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/05
----------------------------------------------------------------------------------------------------
                                           Class A        Class B      Class C          Class M
----------------------------------------------------------------------------------------------------
Distributions (number)                        6              6            6                 6
----------------------------------------------------------------------------------------------------
Income 1                                   $0.311880      $0.270785    $0.260777         $0.292685
----------------------------------------------------------------------------------------------------
Capital gains 1                               --             --           --                --
----------------------------------------------------------------------------------------------------
Total                                      $0.311880      $0.270785    $0.260777         $0.292685
----------------------------------------------------------------------------------------------------
Share value:                            NAV        POP        NAV          NAV        NAV        POP
----------------------------------------------------------------------------------------------------
7/31/04                              $12.46     $13.05     $12.48       $12.47     $12.46     $12.88
----------------------------------------------------------------------------------------------------
1/31/05                               12.90      13.51      12.92        12.91      12.90      13.33
----------------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------------
Current dividend rate 2               4.72%      4.51%      4.07%        3.92%      4.42%      4.28%
----------------------------------------------------------------------------------------------------
Taxable equivalent 3                  7.26       6.93       6.26         6.04       6.80       6.58
----------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(with expense limitation) 4           4.09       3.91       3.45         3.30       3.79       3.67
----------------------------------------------------------------------------------------------------
Taxable equivalent 3,4                6.29       6.02       5.31         5.08       5.83       5.65
----------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(without expense limitation)          4.05       3.87       3.41         3.25       3.75       3.63
----------------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes.  For some investors, investment income may be subject to the federal alternative minimum tax.
  Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35.00% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

4 For a portion of the period, this fund limited expenses, without which yields would have been lower. Based only on investment income, calculated using SEC guidelines.





-------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------------------
                               Class A                Class B               Class C             Class M
(inception dates)             (9/20/93)              (9/9/85)              (2/1/99)            (12/29/94)
-------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------
6 months                   6.00%      1.24%      5.65%      0.65%      5.56%      4.56%      5.83%      2.37%
-------------------------------------------------------------------------------------------------------------
1 year                     7.09       2.31       6.42       1.42       6.25       5.25       6.77       3.34
-------------------------------------------------------------------------------------------------------------
5 years                   27.70      22.00      24.17      22.26      22.89      22.89      25.81      21.74
Annual average             5.01       4.06       4.43       4.10       4.21       4.21       4.70       4.01
-------------------------------------------------------------------------------------------------------------
10 years                  71.53      63.84      61.89      61.89      58.24      58.24      66.20      60.78
Annual average             5.54       5.06       4.94       4.94       4.70       4.70       5.21       4.86
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.92       6.67       6.56       6.56       6.06       6.06       6.70       6.52
-------------------------------------------------------------------------------------------------------------




Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from August 1, 2004, to January 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 1/31/05
------------------------------------------------------------------------------
                                  Class A     Class B      Class C     Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*           $4.68       $8.04        $8.81       $6.23
------------------------------------------------------------------------------
Ending value (after expenses)   $1,061.30   $1,057.20    $1,056.70   $1,059.30
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2005, use the calculation method below. To find the value of your investment on August 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 08/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 8/1/04  [DIV]    $1,000   x  per $1,000               = paid
------------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000               [DIV]    $1,000   x  $4.68 (see table above)  = $46.80
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 1/31/05
------------------------------------------------------------------------------
                                  Class A     Class B      Class C     Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*           $4.58       $7.88        $8.64       $6.11
------------------------------------------------------------------------------
Ending value (after expenses)   $1,020.67   $1,017.39    $1,016.64   $1,019.16
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                                  Class A     Class B      Class C     Class M
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                     0.90%       1.55%        1.70%       1.20%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++     0.90%       1.55%        1.70%       1.20%
------------------------------------------------------------------------------

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.



Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                              2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Tax-Free
High Yield Fund               18%        29%        20%        18%        12%
------------------------------------------------------------------------------
Lipper High Yield Municipal
Debt Funds category average   30%        34%        36%        30%        34%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.



Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.12

Municipal bond
fund average           0.21

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).



Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.



Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.



Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2005 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (96.5%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.6%)
-------------------------------------------------------------------------------
    $5,000,000 Jackson Cnty., Hlth. Care Auth.
               Rev. Bonds,  5.7s, 5/1/19             BB+             $4,765,200
     1,000,000 Phenix City, Indl. Dev. Board
               Rev. Bonds  (Mead Coated Board),
               Ser. A, 5.3s, 4/1/27                  Baa2             1,000,370
                                                                 --------------
                                                                      5,765,570

Arizona (1.5%)
-------------------------------------------------------------------------------
     1,500,000 AZ Hlth. Fac. Auth.
               Rev. Bonds (Bethesda Foundation),
               Ser. A, 6.4s, 8/15/27                 BB-/P            1,509,885
               Casa Grande, Indl. Dev. Auth.
               Rev. Bonds  (Casa Grande Regl. Med.
               Ctr.), Ser. A
     4,000,000 7 5/8s, 12/1/29                       B-/P             4,278,320
       500,000 7 1/4s, 12/1/19                       B-/P               530,040
               Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Sierra Vista Regl.
               Hlth. Ctr.)
     3,365,000 7 3/4s, 12/1/30                       BB+/P            3,753,557
       990,000 Ser. A, 6.2s, 12/1/21                 BB+/P            1,047,806
               Scottsdale, Indl. Dev. Auth.
               Rev. Bonds
     1,500,000 (Westminster Village 1st. Mtg.),
               Ser. A,  U.S. Govt. Coll., 8 1/4s,
               6/1/15                                AAA/P            1,559,790
     2,300,000 (Westminster Village 1st. Mtge.),
               Ser. A,  U.S. Govt. Coll., 8s,
               6/1/11                                AAA/P            2,389,792
                                                                 --------------
                                                                     15,069,190

Arkansas (1.2%)
-------------------------------------------------------------------------------
     6,600,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             7,365,072
     3,650,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             4,200,201
                                                                 --------------
                                                                     11,565,273

California (8.2%)
-------------------------------------------------------------------------------
     3,000,000 ABAG Fin. Auth. COP (American
               Baptist Homes), Ser. A, 5.85s,
               10/1/27                               BB+              2,984,820
     7,500,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, 5 3/8s, 5/1/22    A2               8,169,225
     4,300,000 CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.), Ser. A-3, 5.1s, 5/15/25     Baa2             4,526,825
     1,000,000 CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds (Hsg. Equity
               Res.), Ser. B, 5.2s, 12/1/29          Baa1             1,049,640
     1,000,000 CA Statewide Cmnty. Dev. Auth.
               Special Tax  Rev. Bonds (Citrus
               Garden Apt. Project - D1),  5 1/4s,
               7/1/22                                A                1,034,550
     1,500,000 Capistrano, Unified School Dist.
               Cmnty. Fac. Special Tax (No 98-2
               Ladera), 5.7s, 9/1/20                 BBB/P            1,576,170
       750,000 Capistrano, Unified School Dist.
               Cmnty. Fac. Special Tax Bonds
               (Ladera), Ser. 98-2, 5 3/4s, 9/1/29   BBB/P              779,468
               Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds
     2,855,000 (No. 08-1 Otay Ranch Village Six),
               6s, 9/1/33                            BB-/P            2,887,262
     1,100,000 (No. 07-I Otay Ranch Village
               Eleven), 5.8s, 9/1/28                 BB-/P            1,131,680
    18,000,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29  (In default) (NON)
               (F)                                   D/P                 50,400
     3,000,000 Elk Grove CA Special Tax Rev. Bonds
               (Poppy Ridge Cmnty. Facs. - No
               03-01), 6s, 9/1/34                    BB/P             3,132,390
     1,750,000 Folsom, Special Tax Rev. Bonds
               (Cmnty. Facs.  Dist. No. 10),
               5 7/8s, 9/1/28                        BB               1,783,688
       300,000 Foothill/Eastern Corridor Agcy.
               Rev. Bonds  (CA Toll Roads), 5 3/4s,
               1/15/40                               Baa3               307,701
     7,835,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   D/P              5,641,278
     6,000,000 Golden State Tobacco Securitization
               Corp.  Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                A-               6,468,420
       995,000 Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds  (Assmt. Dist.
               No. 00-18-GRP 3), 5.55s, 9/2/26       BB+              1,007,816
     3,500,000 Los Angeles, Regl. Arpt. Impt. Corp.
               Lease Rev. Bonds,  Ser. C, 7 1/2s,
               12/1/24                               B-               3,478,055
               Oakley, Pub. Fin. Auth. Rev. Bonds
     2,510,000 6s, 9/2/34                            BB-/P            2,551,766
     1,435,000 5 7/8s, 9/2/24                        BB-/P            1,457,214
     1,520,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax  (No. 03-1 Ladera
               Ranch), Ser. A, 5.4s, 8/15/22         BB/P             1,578,581
     1,625,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds  (No. 02-1
               Ladera Ranch), Ser. A, 5.55s,
               8/15/33                               BBB              1,667,169
     1,500,000 Roseville, Cmnty. Fac. Special Tax
               Bonds (Dist. 1),  6s, 9/1/33          BB/P             1,550,580
       700,000 Sacramento, Special Tax Rev. Bonds
               (North Natomas Cmnty. Fac.), Ser.
               4-A, 6s, 9/1/28                       BB/P               739,200
     1,500,000 San Joaquin Hills, Trans. Corridor
               Agcy. Rev. Bonds,  Ser. A, 5 1/2s,
               1/15/28                               Baa2             1,448,775
     4,915,000 Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev.  Bonds (Impt. Area
               No. 1), Ser. B, 6 3/8s, 9/1/30        BB+/P            5,036,941
       350,000 Southern CA Pub. Pwr. Auth. IFB
               (Transmission), 9.688s, 7/1/12        Aa3                354,067
     4,560,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                BB-/P            4,811,986
     7,000,000 Thousand Oaks, Cmnty. Fac. Dist.
               Special Tax  Rev. Bonds (Marketplace
               94-1), zero %, 9/1/14                 B/P              3,518,340
     9,500,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P           9,988,395
                                                                 --------------
                                                                     80,712,402

Colorado (0.7%)
-------------------------------------------------------------------------------
     5,000,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               5.9s, 10/1/27                         A3               5,401,950
               CO Springs, Hosp. Rev. Bonds
       755,000 6 3/8s, 12/15/30                      A3                 839,235
       745,000 6 3/8s, 12/15/30 (Prerefunded)        A3                 883,347
                                                                 --------------
                                                                      7,124,532

Connecticut (1.9%)
-------------------------------------------------------------------------------
               CT State Dev. Auth. Rev. Bonds (East
               Hills Woods)
     4,038,535 Ser. A, 7 3/4s, 11/1/17               B-/P             3,244,034
       457,428 Ser. B, zero %, 3/1/21                B-/P                15,141
     2,000,000 CT State Dev. Auth. 1st. Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (Elim
               Street Park Baptist, Inc.), 5.85s,
               12/1/33                               BBB+             2,111,220
     6,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         A3               6,405,780
     7,400,000 CT. State Special Tax Oblig. VRDN
               (Trans. Infrastructure), Ser. 1,
               1.85s, 9/1/20                         VMIG1            7,400,000
                                                                 --------------
                                                                     19,176,175

Delaware (0.2%)
-------------------------------------------------------------------------------
     2,000,000 GMAC Muni. Mtge. Trust 144A sub.
               notes, Ser. A1-3, 5.3s, 10/31/39      A3               2,014,100

District of Columbia (2.4%)
-------------------------------------------------------------------------------
    17,000,000 DC G.O. Bonds, Ser. A, 6 3/8s,
               6/1/26                                AAA             18,253,410
     5,500,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           BBB              5,429,215
                                                                 --------------
                                                                     23,682,625

Florida (5.3%)
-------------------------------------------------------------------------------
     3,105,000 Cap. Trust Agcy. Multi-Fam.
               Rev. Bonds
               (American Opportunity-Senior),
               Ser. A, 5 7/8s, 6/1/38                Baa1             2,984,278
     5,000,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33 (acquired 4/23/02,
               cost $5,000,000) (RES)                B/P              5,724,700
     3,000,000 CFM Cmnty. Dev. Dist. Rev. Bonds,
               Ser. A,  6 1/4s, 5/1/35               BB-/P            3,152,520
               Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds, Ser. B
     2,500,000 5 1/8s, 11/1/09                       BB-              2,531,250
     1,165,000 5s, 11/1/07                           BB-/P            1,180,518
     1,000,000 Halifax, Hosp. Med. Ctr. Rev. Bonds,
               Ser. A, 7 1/4s, 10/1/29               BBB-             1,093,630
     4,000,000 Hernando Cnty. Wtr . and Swr.
               Rev. Bonds, MBIA, 5s, 6/1/29          Aaa              4,209,920
     4,085,000 Islands at Doral III, Cmnty. Dev.
               Dist. Special Assmt. Rev. Bonds,
               Ser. 04-A, 5.9s, 5/1/35               BB               4,186,308
     3,300,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds  (Shell Point
               Village), Ser. A, 5 1/2s, 11/15/29    BBB-             3,307,095
     2,000,000 Middle Village Cmnty. Dev. Dist.
               Special Assmt., Ser. A, 6s, 5/1/35    BB-/P            2,066,700
     1,000,000 Old Palm, Cmnty. Dev. Dist. Special
               Assmt.  (Palm Beach Gardens),
               Ser. A, 5.9s, 5/1/35                  BB-              1,022,170
               Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds
     1,400,000 (Orlando Regl. Hlth. Care), 5 3/4s,
               12/1/32                               A2               1,511,412
     3,750,000 (Adventist Hlth. Syst.), 5 5/8s,
               11/15/32                              A                4,009,875
     3,710,000 Reunion West, Cmnty. Dev. Dist.
               Special Assmt., 6 1/4s, 5/1/36        BB-/P            3,872,090
     3,000,000 South Village Cmnty. Dev. Dist.
               Rev. Bonds, Ser. A, 5.7s, 5/1/35      BB-/P            3,026,790
     1,200,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P             1,274,376
     1,000,000 Sterling Hill, Cmnty. Dev. Dist.
               Rev. Bonds, Ser. B, 5 1/2s, 11/1/10   BB-              1,019,120
       990,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds  (Cap. Impt.), Ser. A,
               6 5/8s, 5/1/33                        BB-/P            1,041,906
     2,250,000 Westchester Cmnty. Dev. Dist. No. 1
               Special Assmt. (Cmnty.
               Infrastructure), 6 1/8s, 5/1/35       BB-              2,343,983
               World Commerce Cmnty. Dev. Dist.
               Special Assmt., Ser. A-1
     1,250,000 6 1/2s, 5/1/36                        BB-/P            1,296,013
     1,000,000 6 1/4s, 5/1/22                        BB-/P            1,034,280
                                                                 --------------
                                                                     51,888,934

Georgia (4.0%)
-------------------------------------------------------------------------------
               Atlanta, Wtr. & Waste Wtr. VRDN
     6,965,000 Ser. C, FSA, 1.9s, 11/1/41            VMIG1            6,965,000
     1,500,000 Ser. B, 1.85s, 11/1/38                VMIG1            1,500,000
     8,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               8,404,400
     3,400,000 Effingham Cnty., Indl. Dev. Auth.
               Rev. Bonds (Pacific Corp.), 6 1/2s,
               6/1/31                                Ba3              3,577,344
     6,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (GA Baptist Hlth. Care
               Syst.), U.S. Govt. Coll., 6 3/8s,
               10/1/28                               AAA              7,706,220
       800,000 Fulton Cnty., Res. Care Fac.
               Rev. Bonds (Canterbury Court), Class
               A, 6 1/8s, 2/15/34                    B+/P               821,384
     6,875,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7 1/2s, 1/1/26                 B+               7,047,631
     3,160,000 Savannah, Econ. Dev. Auth. Poll.
               Control Rev. Bonds (Stone Container
               Corp.), 8 1/8s, 7/1/15                B/P              3,297,144
                                                                 --------------
                                                                     39,319,123

Illinois (1.5%)
-------------------------------------------------------------------------------
     1,500,000 Chicago, Special Assmt. Bonds (Lake
               Shore East), 6 3/4s, 12/1/32          BB               1,589,310
               IL Hlth. Fac. Auth. Rev. Bonds
       740,000 (Cmnty. Rehab. Providers Fac.),
               8 1/4s, 8/1/12                        D/P                705,849
       610,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20                D/P                496,766
     4,105,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, U.S. Govt. Coll., 7 7/8s,
               7/1/20                                AAA/P            4,282,788
     1,000,000 (St. Benedict), Ser. 03A-1, 6.9s,
               11/15/33                              B+               1,036,550
     6,000,000 (Elmhurst Memorial Hlth. Care),
               5 5/8s, 1/1/28                        A2               6,314,280
                                                                 --------------
                                                                     14,425,543

Indiana (1.4%)
-------------------------------------------------------------------------------
     6,500,000 Indianapolis, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 5.1s,
               1/15/17                               Baa2             6,981,780
     2,200,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 10/1/06         Baa2             2,189,858
     4,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             4,142,080
                                                                 --------------
                                                                     13,313,718

Iowa (1.4%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
     9,860,000 9 1/4s, 7/1/25                        BBB-/P          12,057,005
       775,000 9.15s, 7/1/09                         BBB-/P             903,518
       300,000 IA Fin. Auth. Retirement Cmnty.
               Rev. Bonds (Friendship Haven),
               Ser. A, 6s, 11/15/24                  BB/P               301,947
        45,000 Marion Hlth. Care Fac. Rev. Bonds
               (First Mtg.), Ser. IA, 1.76s, 1/1/29  B-                  44,336
                                                                 --------------
                                                                     13,306,806

Kansas (0.4%)
-------------------------------------------------------------------------------
               Lenexa, Hlth. Care Rev. Bonds
               (LakeView Village)
     2,250,000 Ser. C, 6 7/8s, 5/15/32               BB+              2,402,460
     1,200,000 Ser. B, 6 1/4s, 5/15/26               BB+              1,224,648
                                                                 --------------
                                                                      3,627,108

Kentucky (1.3%)
-------------------------------------------------------------------------------
       260,000 Kentucky Econ. Dev. Fin. Auth.
               Rev. Bonds  (First Mtg.), Ser. IA,
               6 1/2s, 1/1/29                        B-                 256,162
     4,800,000 KY Econ. Dev. Fin. Auth. VRDN
               (Baptist Hlth. Care),  Ser. C,
               1.93s, 8/15/31                        VMIG1            4,800,000
               KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A
     3,250,000 6 5/8s, 10/1/28                       BBB              3,518,548
     3,740,000 6 1/8s, 10/1/10                       BBB              4,011,524
                                                                 --------------
                                                                     12,586,234

Louisiana (3.0%)
-------------------------------------------------------------------------------
     3,000,000 LA Hlth. Ed. Auth. Rev. Bonds
               (Lambert House), Ser. A, 6.2s,
               1/1/28                                B+/P             3,040,230
     4,268,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds  (Hlth. Care - St.
               James Place), Ser. A, 7s, 11/1/20     B-/P             4,195,572
     4,420,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P            4,309,942
     6,000,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                        BB-              6,087,540
     3,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A, 4.9s, 6/1/30      Baa2             3,018,240
     9,000,000 W. Feliciana Parish, Solid Waste
               Disp. Rev. Bonds (Kaiser Aluminum),
               7.7s, 12/1/14                         Ba1              9,151,830
                                                                 --------------
                                                                     29,803,354

Maine (0.4%)
-------------------------------------------------------------------------------
     3,500,000 Rumford, Solid Waste Disp.
               Rev. Bonds  (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba1              3,738,980

Maryland (1.6%)
-------------------------------------------------------------------------------
     5,000,000 Howard Cnty., Rev. Bonds, Ser. A,
               U.S. Govt. Coll.,  8s, 5/15/29        AAA              6,312,650
               MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds
     2,000,000 (Mercy Ridge), Ser. A, 6s, 4/1/35     BB+/P            2,070,160
     1,500,000 (Medstar Health), 5 1/2s, 8/15/33     Baa2             1,577,205
     2,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC Rev.  Bonds, Ser. A-2, 4.9s,
               6/30/49                               A3               1,989,240
     3,400,000 Westminster, Econ. Dev Rev. Bonds
               (Carroll  Lutheran Village), Ser. A,
               6 1/4s, 5/1/34                        BB/P             3,542,494
                                                                 --------------
                                                                     15,491,749

Massachusetts (4.0%)
-------------------------------------------------------------------------------
     1,890,000 MA State Dev. Fin. Agcy.
               Rev. Bonds (Lasell College), 6 3/4s,
               7/1/31                                BB+              1,938,535
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     5,750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BBB-             6,642,975
     4,000,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             4,255,440
     4,900,000 (Winchester Hosp.), Ser. E, 6 3/4s,
               7/1/30                                BBB              5,782,294
     5,850,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             6,382,350
     2,200,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             2,356,926
     4,500,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               4,775,760
     2,630,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                BBB              2,766,313
     1,850,000 MA State Indl. Fin. Agcy. R (TNG
               Marina Bay LLC Project), 7 1/2s,
               12/1/27                               B/P              1,900,487
               MA State Indl. Fin. Agcy. Rev. Bonds
     2,378,153 (Evanswood Bethzatha Corp.), 8s,
               1/15/27 (In default) (NON)            D/P                  2,973
       750,000 (1st Mtge. Stone Institution &
               Newton), 7.9s, 1/1/24                 BB-/P              769,328
     1,664,711 (1st. Mtge. Evanswood Bethzatha-A),
               7 7/8s, 1/15/20  (In default) (NON)   D/P                  2,081
     1,765,000 (Sr. Living Fac. Forge Hill), 7s,
               4/1/17                                B/P              1,784,503
                                                                 --------------
                                                                     39,359,965

Michigan (6.2%)
-------------------------------------------------------------------------------
     2,186,000 Ann Arbor, Econ. Dev. Corp. Ltd.
               Oblig. Rev. Bonds (Glacier Hills,
               Inc.), State & Local Govt.
               Coll., 8 3/8s, 1/15/19                AAA              2,902,199
     8,000,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.9s, 7/1/33                     VMIG1            8,000,000
    10,000,000 Dickinson Cnty., Econ. Dev. Corp.
               Rev. Bonds, 5 3/4s, 6/1/16            Baa2            10,915,600
     1,500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.),  6s, 7/1/20       Baa3             1,551,915
               Garden City, Hosp. Fin. Auth.
               Rev. Bonds  (Garden City Hosp. OB
               Group), Ser. A
     3,000,000 5 3/4s, 9/1/17                        Ba2              2,867,970
     1,900,000 5 5/8s, 9/1/10                        Ba2              1,888,695
    15,000,000 MI State Strategic Fund Ltd. Oblig.
               Rev. Bonds (Detroit Edison Co.),
               MBIA, 6.4s, 9/1/25                    Aaa             15,652,050
               MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds
     2,550,000 (Genesee Pwr. Station), 7 1/2s,
               1/1/21                                B/P              2,397,357
     3,500,000 (SD Warren Co.), Ser. C, 7 3/8s,
               1/15/22                               BB/P             3,728,375
     5,000,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              5,206,350
     5,455,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds  (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             4,096,650
     2,000,000 Wayne Charter Cnty., Special Arpt.
               Fac. Rev. Bonds (Northwest Airlines,
               Inc.), 6s, 12/1/29                    B+/P             1,593,700
                                                                 --------------
                                                                     60,800,861

Minnesota (0.2%)
-------------------------------------------------------------------------------
     2,075,000 Minneapolis, Rev. Bonds (Walker
               Methodist Sr. Svcs.),  Ser. A, 6s,
               11/15/28                              B+/P             1,690,627
       800,000 Sauk Rapids Hlth. Care & Hsg. Fac.
               Rev. Bonds (Good Shepherd Lutheran
               Home), 6s, 1/1/34                     B/P                822,160
                                                                 --------------
                                                                      2,512,787

Mississippi (0.3%)
-------------------------------------------------------------------------------
     2,500,000 Lowndes Cnty., Solid Waste Disp. &
               Poll. Control Rev. Bonds
               (Weyerhaeuser Co.), Ser. B, 6.7s,
               4/1/22                                Baa2             3,031,100

Missouri (1.3%)
-------------------------------------------------------------------------------
     3,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/27                A                3,397,615
     2,000,000 Kansas City, Indl. Dev. Auth. Hlth.
               Fac. Rev. Bonds  (First Mtg. Bishop
               Spencer), Ser. A, 6 1/4s, 1/1/24      BB-/P            2,079,220
     6,950,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN  (Cox Hlth. Syst.), AMBAC,
               1.97s, 6/1/22                         VMIG1            6,950,000
                                                                 --------------
                                                                     12,426,835

Montana (1.3%)
-------------------------------------------------------------------------------
    11,910,000 Forsyth, Poll. Control VRDN (Pacific
               Corp.), 1.78s, 1/1/18                 VMIG1           11,910,000
       750,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds  (Still Water Mining
               Project), 8s, 7/1/20                  B-                 803,753
                                                                 --------------
                                                                     12,713,753

Nebraska (--%)
-------------------------------------------------------------------------------
               Kearney, Indl. Dev. Rev. Bonds
       136,310 (Great Platte River), 8s, 9/1/12      CCC/P              106,584
     1,582,934 (Brookhaven), zero %, 9/1/12          CCC/P               31,659
                                                                 --------------
                                                                        138,243

Nevada (2.0%)
-------------------------------------------------------------------------------
     5,350,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp. Project),
               Ser. C, 5.45s, 3/1/38                 Baa2             5,743,279
     1,500,000 Clark Cnty., Local Impt. Dist.
               Special Assmt. Bonds (No. 142),
               6.1s, 8/1/18                          BB-              1,546,860
               Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14)
     3,735,000 5.8s, 3/1/23                          BB-/P            3,847,797
     2,640,000 5.55s, 3/1/17                         BB-/P            2,719,781
     1,500,000 Las Vegas, Local Impt. Board Special
               Assmt.  (Dist. No. 607), 5.9s,
               6/1/17                                BB-              1,546,875
       810,000 Las Vegas, Special Impt. Dist.
               Rev. Bonds  (No. 809 - Summerlin
               Area), 5.65s, 6/1/23                  BB                 825,706
     3,500,000 Washoe Cnty., Wtr. Fac. Mandatory
               Put Bonds (Sierra Pacific Pwr. Co.),
               5s, 7/1/09                            Ba2              3,531,045
                                                                 --------------
                                                                     19,761,343

New Hampshire (1.9%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     3,000,000 (Havenwood-Heritage Heights), 7.35s,
               1/1/18                                BB-/P            3,111,360
     1,000,000 (Riverwoods at Exeter), Ser. A,
               6 1/2s, 3/1/23                        BB/P             1,026,130
       295,000 (Riverwoods at Exeter), Ser. A,
               6 3/8s, 3/1/13                        BB/P               303,325
     3,000,000 (Rivermead at Peterborough), 5 3/4s,
               7/1/28                                BB/P             2,961,840
     2,200,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Huntington at Nashua), Ser. A,
               6 7/8s, 5/1/33                        B/P              2,288,682
               NH State Bus. Fin. Auth. Rev. Bonds
     2,500,000 (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BBB-/P           2,556,950
     2,450,000 (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                 BB-/P            2,403,793
     3,550,000 (Proctor Academy), Ser. A, 5.6s,
               6/1/28                                Baa2             3,656,500
     8,551,027 NH State Bus. Fin. Auth. Poll.
               Control & Solid Waste Rev. Bonds
               (Crown Paper Co.), 7 3/4s, 1/1/22
               (In default) (NON)                    D                       86
                                                                 --------------
                                                                     18,308,666

New Jersey (4.5%)
-------------------------------------------------------------------------------
     5,000,000 Camden Cnty., Impt. Auth.
               Rev. Bonds (Dockside Refrigerated),
               8.4s, 4/1/24 (In default) (NON)       D/P              4,125,000
               NJ Econ. Dev. Auth. Rev. Bonds
     7,000,000 (Winchester Gardens), Ser. A,
               8 5/8s, 11/1/25                       BB-/P            7,867,510
     2,100,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P            2,228,541
       900,000 (Cedar Crest Village, Inc.), Ser. A,
               7s, 11/15/16                          BB-/P              933,642
     5,300,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              5,573,692
       500,000 (First Mtge. Presbyterian Home),
               Ser. A, 6 3/8s, 11/1/31               BB/P               519,255
     3,000,000 (United Methodist Homes), Ser. A-1,
               6 1/4s, 7/1/33                        BB+              3,086,100
       500,000 (First Mtge. Presbyterian Home),
               Ser. A, 6 1/4s, 11/1/20               BB/P               518,870
     5,000,000 (Cigarette Tax), 5 1/2s, 6/15/24      Baa2             5,236,850
     5,000,000 NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds  (South Jersey Hosp.),
               6s, 7/1/12                            Baa1             5,642,550
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
     2,000,000 6 3/4s, 6/1/39                        BBB              2,035,380
     6,260,000 (Asset Backed Bonds), 6s, 6/1/37      BBB              5,960,021
                                                                 --------------
                                                                     43,727,411

New Mexico (2.5%)
-------------------------------------------------------------------------------
     5,500,000 Farmington, Poll. Control Rev. Bonds
               (Tucson Elec. Pwr. Co. San Juan),
               Ser. A, 6.95s, 10/1/20                Ba3              5,805,030
    18,800,000 Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.), Ser. A, 1.82s,
               5/1/24                                VMIG1           18,800,000
                                                                 --------------
                                                                     24,605,030

New York (6.0%)
-------------------------------------------------------------------------------
       375,000 Capital Compost Escrow zero %,
               10/31/05 (F)                          D/P                 75,000
     1,250,000 Huntington, Hsg. Auth. Rev. Bonds
               (Gurwin Jewish Sr. Residence),
               Ser. A, 6s, 5/1/39                    B+/P             1,211,075
     1,575,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth. Syst.
               Project D), 5 1/4s, 11/1/07           A3               1,676,619
               NY City, G.O. Bonds
    12,560,000 Ser. B, FGIC, 6s, 8/1/06              Aaa             13,242,636
     8,000,000 Ser. C, 5 1/2s, 8/1/13                A2               8,982,800
               NY City, Indl. Dev. Agcy. Rev. Bonds
     4,000,000 (Paper Inc.), 7.8s, 1/1/16            B-               4,196,040
     3,250,000 (Brooklyn Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             BBB-             3,203,850
       500,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Brooklyn Polytech. U.
               Project J), 6 1/8s, 11/1/30           BB+                489,490
     5,400,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3             5,449,896
     3,325,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              2,684,638
     5,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 12/9/98, cost
               $5,000,000) (RES)                     BB-/P            5,314,250
     2,500,000 Port Auth. NY & NJ Rev. Bonds
               (Kennedy Intl.  Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P            2,647,325
       700,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds, 7s, 10/1/07    BB+/P              725,326
     4,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landings),
               Ser. A, 8s, 10/1/20                   B+/P             4,327,640
               Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds
     3,800,000 (Southampton Hosp. Assn.), Ser. B,
               7 5/8s, 1/1/30                        B-/P             3,905,032
     1,000,000 (Gurwin Jewish-Phase II), 6.7s,
               5/1/39                                B+/P             1,039,110
                                                                 --------------
                                                                     59,170,727

North Carolina (2.5%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. C
     7,500,000 5 3/8s, 1/1/17                        Baa2             8,066,775
     1,000,000 5 3/8s, 1/1/16                        Baa2             1,074,180
     2,000,000 5.3s, 1/1/15                          Baa2             2,149,500
     4,500,000 NC Med. Care Comm. Retirement Fac.
               Rev. Bonds  (1st Mtge. -Givens
               Estates Project), Ser. A,  6 1/2s,
               7/1/32                                BB-/P            4,725,720
               NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.)
     4,000,000 Ser. B, 6 1/2s, 1/1/20                Baa1             4,535,880
     4,000,000 Ser. A, 5 1/2s, 1/1/13                Baa1             4,411,880
                                                                 --------------
                                                                     24,963,935

Ohio (2.3%)
-------------------------------------------------------------------------------
     1,000,000 OH State Env. Impt. Rev. Bonds (USX
               Corp.), 5 5/8s, 5/1/29                Baa1             1,036,340
               OH State Higher Edl. Fac. Mandatory
               Put Bonds (Kenyon College Project)
     2,500,000 4.95s, 7/1/15                         A2               2,645,900
     5,000,000 4.85s, 7/1/14                         A2               5,290,200
     6,500,000 OH State Solid Waste Mandatory Put
               Bonds,  4.85s, 11/1/07                BBB              6,753,305
     6,000,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac.  Rev. Bonds, 6.1s,
               8/1/20                                Baa2             6,187,320
       700,000 OH State Wtr. Dev. Auth. Solid Waste
               Disp. Rev.  Bonds (Bay Shore Power
               Co.), Ser. A, 5 7/8s, 9/1/20          BB+/P              707,406
                                                                 --------------
                                                                     22,620,471

Oklahoma (0.6%)
-------------------------------------------------------------------------------
     3,075,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care Syst.),
               Ser. A, U.S. Govt. Coll., 5 5/8s,
               8/15/29                               AAA              3,449,935
     2,350,000 Ottawa Cnty., Fin. Auth. Indl.
               Rev. Bonds  (Doane Products Co.),
               7 1/4s, 6/1/17                        B-/P             2,285,117
                                                                 --------------
                                                                      5,735,052

Oregon (0.6%)
-------------------------------------------------------------------------------
     5,350,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza),
               6 1/2s, 12/1/29                       BB-/P            5,488,458

Pennsylvania (6.1%)
-------------------------------------------------------------------------------
     6,500,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (Hlth. Syst.), Ser. B,
               9 1/4s, 11/15/15                      B2               7,603,830
     7,925,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-             8,553,928
     1,700,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 5/8s, 7/1/34                 BB-/P            1,847,815
     3,750,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.),  Ser. A, 6s,
               1/15/25                               D/P              1,950,000
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.),  5 1/2s,
               3/15/26                               A                1,577,625
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
     2,250,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                       Baa2             2,297,025
     2,860,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                A2               2,952,521
     1,400,000 Montgomery Cnty., Indl. Auth.
               Resource Recvy.  Rev. Bonds
               (Whitemarsh Cont Care), 6 1/4s,
               2/1/35                                B/P              1,416,576
     1,750,000 New Morgan, Indl. Dev. Auth. Solid
               Waste Disp. Rev. Bonds (New Morgan
               Landfill Co., Inc.),  6 1/2s, 4/1/19  BB-              1,732,273
     2,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
               (Amtrak), Ser. A, 6 3/8s, 11/1/41     A3               2,112,980
     9,000,000 PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds (Colver),
               Ser. E, 8.05s, 12/1/15                BBB-/P           9,266,940
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     1,500,000 (Widener U.), 5.4s, 7/15/36           BBB+             1,572,495
     1,345,000 (Philadelphia College of Osteopathic
               Med.), 5s, 12/1/13                    A                1,447,247
               Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds
     4,858,731 (Graduate Hlth. Syst. Oblig. Group),
               7 1/4s, 7/1/18  (In default) (NON)    Ca                   6,073
     3,000,000 (Jeanses Hosp. Project), 5 7/8s,
               7/1/17                                Baa2             3,075,180
               Scranton, G.O. Bonds, Ser. C
     3,060,000 7.1s, 9/1/31                          AAA/P            3,764,779
     1,000,000 7s, 9/1/22                            AAA/P            1,224,430
     2,500,000 West Cornwall, Tpk. Muni. Auth.
               Rev. Bonds (Elizabethtown College),
               6s, 12/15/27                          BBB+             2,682,625
     2,000,000 West Shore, Area Hosp. Auth.
               Rev. Bonds  (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+             2,146,880
     2,000,000 York Cnty., Indl. Dev. Auth.
               Rev. Bonds  (PSEG Power, LLC),
               Ser. A, 5 1/2s, 9/1/20                Baa1             2,128,340
                                                                 --------------
                                                                     59,359,562

Puerto Rico (0.8%)
-------------------------------------------------------------------------------
     7,400,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3             8,103,370

Rhode Island (0.1%)
-------------------------------------------------------------------------------
       710,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 6/1/42    BBB                685,122

South Carolina (2.6%)
-------------------------------------------------------------------------------
     2,120,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Stone Container Corp.),
               7 3/8s, 2/1/07                        B/P              2,131,872
     4,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               AAA              4,835,680
               SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth. Alliance)
     3,800,000 Ser. A, 7 3/8s, 12/15/21              Baa2             4,659,408
     5,000,000 Ser. C, 6s, 8/1/20                    Baa2             5,454,600
     9,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   BBB              8,915,220
                                                                 --------------
                                                                     25,996,780

South Dakota (0.2%)
-------------------------------------------------------------------------------
     1,650,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB              1,655,264

Tennessee (1.6%)
-------------------------------------------------------------------------------
     1,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             1,204,630
     6,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds  (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                BBB+             7,734,025
               Memphis-Shelby Cnty., Arpt. Auth.
               Rev. Bonds (Federal Express Corp.)
     4,000,000 5.05s, 9/1/12                         Baa2             4,323,680
     2,000,000 4 1/2s, 7/1/14                        Baa2             2,043,060
                                                                 --------------
                                                                     15,305,395

Texas (5.1%)
-------------------------------------------------------------------------------
     6,850,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 5.9s, 11/15/25   BB/P             6,736,564
     3,985,000 Crawford Ed. Fac. Rev. Bonds (U. St.
               Thomas), 5 3/8s, 10/1/27              BBB+             4,158,706
               Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.)
     2,500,000 8 1/4s, 11/1/36                       Caa2             2,009,650
     3,000,000 6 3/8s, 5/1/35                        Caa2             1,886,550
     5,000,000 Edgewood, Indpt. School Dist. Bexar
               Cnty. G.O. Bonds, Ser. A, PSFG, 5s,
               2/15/29                               Aaa              5,202,650
       500,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB                 500,250
               Houston, Arpt. Syst. Rev. Bonds
     7,000,000 (Special Fac. - Continental
               Airlines, Inc.), Ser. E, 6 3/4s,
               7/1/21                                B-               6,064,310
     3,000,000 (Continental Airlines, Inc.),
               Ser. C, 5.7s, 7/15/29                 B-               2,103,450
     5,500,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds  (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB              5,669,345
     5,265,000 Round Rock, Hotel Occupancy Tax
               Rev. Bonds (Convention Ctr.
               Complex), 5.85s, 12/1/24              BBB/P            5,268,896
     4,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             4,893,525
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     1,750,000 6 1/8s, 7/1/23                        Baa3             1,765,610
     3,295,000 6s, 7/1/25                            Baa3             3,331,410
                                                                 --------------
                                                                     49,590,916

Utah (1.1%)
-------------------------------------------------------------------------------
               Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A
     1,000,000 7 1/2s, 2/1/10                        BB-              1,026,380
       600,000 7.45s, 7/1/17                         BB-/P              623,226
     4,000,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac.  Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             4,170,080
     4,480,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil), 5.05s, 11/1/17        Baa1             4,893,101
                                                                 --------------
                                                                     10,712,787

Virginia (2.7%)
-------------------------------------------------------------------------------
     5,250,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6.7s, 6/1/27                  BB+/P            5,569,410
     4,000,000 Henrico Cnty., Indl. Dev. Auth.
               Rev. Bonds, FSA, 5.929s, 8/23/27      Aaa              4,800,160
     2,500,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds (Williamsburg), Ser. A,
               6 1/8s, 3/1/32                        BB-/P            2,630,625
     4,000,000 Peninsula Ports Auth. Rev. Bonds (VA
               Baptist Homes), Ser. A, 7 3/8s,
               12/1/32                               B+/P             4,259,400
               Roanoke Cnty. Indl. Dev. Auth.
               Rev. Bonds  (Res. Care Fac.), Ser. A
     2,000,000 6.3s, 7/1/35                          B                2,009,720
     1,000,000 4.4s, 7/1/08                          B                1,002,160
     1,000,000 Russell Cnty. Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Appalachian Pwr.
               Co.), Ser. I, 2.7s, 11/1/07           Baa2               998,450
     5,510,000 Suffolk, Redev. & Hsg. Auth.
               Rev. Bonds (Beach-Oxford Apts.),
               6 1/4s, 10/1/33                       BB-/P            5,429,940
                                                                 --------------
                                                                     26,699,865

Washington (1.0%)
-------------------------------------------------------------------------------
     4,840,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           BBB              4,934,090
     5,500,000 Washington Cnty., Hsg. & Redev.
               Auth. Rev. Bonds (Healtheast),
               5 1/2s, 11/15/27                      Ba1              5,219,115
                                                                 --------------
                                                                     10,153,205

West Virginia (0.7%)
-------------------------------------------------------------------------------
     3,475,000 Mason Cnty., Poll. Control FRB
               (Appalachian Pwr. Co. Project),
               Ser. L, 5 1/2s, 10/1/22               Baa2             3,590,010
     4,495,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2               3,468,747
                                                                 --------------
                                                                      7,058,757

Wisconsin (0.7%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,000,000 7s, 6/1/28                            BBB              1,031,590
     5,500,000 6 3/8s, 6/1/32                        BBB              5,446,705
                                                                 --------------
                                                                      6,478,295

Wyoming (0.6%)
-------------------------------------------------------------------------------
     5,350,000 Sweetwater Cnty., Poll. Control
               Rev. Bonds (Idaho Power Co.),
               Ser. A, 6.05s, 7/15/26                Baa1             5,672,767
                                                                 --------------
               Total Municipal bonds and notes
               (cost $910,186,280)                                 $945,448,138

Preferred stocks (0.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     2,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625% cum. pfd.                              $2,173,960
     6,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A Ser. B,  7 3/4s cum. pfd.                     6,993,000
                                                                 --------------
               Total Preferred stocks
               (cost $8,000,000)                                     $9,166,960

Corporate bonds and notes (0.3%) (a) (cost $2,500,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,500,000 GMAC Muni. Mtge. Trust 144A sub.
               notes Ser. A1-1,  4.15s, 2039                         $2,481,800

Common stocks (0.1%) (a) (cost $9,057,285)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       184,103 Tembec, Inc. (Canada) (NON)                           $1,001,770
-------------------------------------------------------------------------------
               Total Investments
               (cost $929,743,565)                                 $958,098,668
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $979,709,031.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2005. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2005 was $11,038,950 or 1.1% of net assets.

  (F) Security is valued at fair value following procedures approved by the Trustees.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN, mandatory put bonds and Floating Rate Bonds (FRB) are the current interest rates at January 31, 2005.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The fund had the following industry group concentrations greater than 10% at January 31, 2005 (as a percentage of net assets):

          Health care            34.9%
          Utilities               19.7



Interest rate swap contracts outstanding at January 31, 2005 (Unaudited)

                                                                      Unrealized
                                           Notional      Termination  appreciation/
                                           amount        date         (depreciation)
------------------------------------------------------------------------------------
Agreement with Citibank, N.A. dated
December 14, 2004 to receive quarterly
the notional amount multiplied by 3.13%
and pay quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.          $55,000,000   3/17/10      $(50,364)

Agreement with Citibank, N.A. dated
November 4, 2004 to receive quarterly
the notional amount multiplied by 4.067%
and pay quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.           25,000,000   2/28/05       544,690

Agreement with Citibank, N.A. dated
December 14, 2004 to receive quarterly
the notional amount multiplied by 4.106%
and pay quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.           18,000,000   3/17/25       444,058

Agreement with JP Morgan Chase Bank
dated November 4, 2004 to receive
quarterly the notional amount multiplied
by 2.946% and pay quarterly the notional
amount multiplied by the Bond Market
Association Municipal Swap Index.           40,000,000   2/18/14       235,536
------------------------------------------------------------------------------------
                                                                    $1,173,920
------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
January 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (identified cost
$929,743,565) (Note 1)                                           $958,098,668
-------------------------------------------------------------------------------
Cash                                                                8,833,303
-------------------------------------------------------------------------------
Interest and other receivables                                     12,886,464
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                368,083
-------------------------------------------------------------------------------
Receivable for securities sold                                      4,959,966
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         1,224,284
-------------------------------------------------------------------------------
Total assets                                                      986,370,768

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,443,732
-------------------------------------------------------------------------------
Payable for securities purchased                                    2,385,854
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,216,790
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          958,096
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             73,653
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                139,505
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,989
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                271,919
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                               50,364
-------------------------------------------------------------------------------
Other accrued expenses                                                118,835
-------------------------------------------------------------------------------
Total liabilities                                                   6,661,737
-------------------------------------------------------------------------------
Net assets                                                       $979,709,031

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $1,130,656,859
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,949,028
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (183,425,879)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         29,529,023
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $979,709,031

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($787,397,361 divided by 61,041,087 shares)                            $12.90
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $12.90)*                $13.51
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($174,613,995 divided by 13,515,049 shares)**                          $12.92
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,141,457 divided by 863,253 shares)**                              $12.91
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,556,218 divided by 508,284 shares)                                 $12.90
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of 12.90)***               $13.33
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.


    The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended January 31, 2005 (Unaudited)


Interest income:                                                  $29,132,933
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,998,002
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      391,255
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                76,683
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             19,708
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       13,256
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 799,251
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 761,225
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  55,195
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  16,958
-------------------------------------------------------------------------------
Other                                                                 140,809
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    20,692
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (20,692)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (157,178)
-------------------------------------------------------------------------------
Total expenses                                                      5,115,164
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (23,636)
-------------------------------------------------------------------------------
Net expenses                                                        5,091,528
-------------------------------------------------------------------------------
Net investment income                                              24,041,405
-------------------------------------------------------------------------------
Net realized loss on investments (including realized gain of
$141,748 on affiliated issues) (Notes 1, 3 and 5)                    (143,608)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Notes 1 and 3)                    30,910
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and swap
contracts during the period                                        33,735,180
-------------------------------------------------------------------------------
Net gain on investments                                            33,622,482
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $57,663,887
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $24,041,405      $58,837,341
-------------------------------------------------------------------------------
Net realized loss on investments                    (112,698)     (68,993,242)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        33,735,180       85,385,128
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        57,663,887       75,229,227
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                              (74,319)        (203,556)
-------------------------------------------------------------------------------
Class B                                              (16,587)         (46,466)
-------------------------------------------------------------------------------
Class C                                               (1,051)          (2,543)
-------------------------------------------------------------------------------
Class M                                                 (620)          (1,816)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (19,395,333)     (48,239,448)
-------------------------------------------------------------------------------
Class B                                           (3,766,308)      (9,618,834)
-------------------------------------------------------------------------------
Class C                                             (223,318)        (514,977)
-------------------------------------------------------------------------------
Class M                                             (154,573)        (418,432)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (51,474,075)    (265,227,788)
-------------------------------------------------------------------------------
Total decrease in net assets                     (17,442,297)    (249,044,633)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              997,151,328    1,246,195,961
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $2,949,028 and
$2,539,732, respectively)                       $979,709,031     $997,151,328
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.46          $12.31          $12.88          $13.39          $13.27          $14.13
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .32 (c)         .68 (c)         .74             .83             .80             .80
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .43             .15            (.57)           (.52)            .11            (.85)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                       .75             .83             .17             .31             .91            (.05)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.31)           (.68)           (.74)           (.82)           (.79)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.31)           (.68)           (.74)           (.82)           (.79)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.90          $12.46          $12.31          $12.88          $13.39          $13.27
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      6.13*           6.87            1.34            2.38            7.10            (.24)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $787,397        $798,737      $1,000,769      $1,115,695      $1,145,710      $1,114,842
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .45*(c)         .92 (c)         .91             .90             .88             .86
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.49*(c)        5.43 (c)        5.83            6.31            6.01            5.95
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.35*          18.25           28.90           19.87           17.95           12.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of  0.02% and 0.02%, respectively, based on average net assets for class A shares (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.48          $12.33          $12.90          $13.41          $13.29          $14.15
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .28 (c)         .60 (c)         .67             .76             .73             .73
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .43             .15            (.57)           (.52)            .12            (.86)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                       .71             .75             .10             .24             .85            (.13)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.27)           (.60)           (.67)           (.75)           (.73)           (.73)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.27)           (.60)           (.67)           (.75)           (.73)           (.73)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.92          $12.48          $12.33          $12.90          $13.41          $13.29
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.72*           6.16            0.82            1.88            6.55            (.82)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $174,614        $180,830        $222,970        $281,825        $356,506        $441,174
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .78*(c)        1.57 (c)        1.43            1.40            1.39            1.44
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.16*(c)        4.78 (c)        5.32            5.83            5.49            5.36
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.35*          18.25           28.90           19.87           17.95           12.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of  0.02% and 0.02%, respectively, based on average net assets for class B shares (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.47          $12.31          $12.89          $13.39          $13.27          $14.13
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .27 (c)         .58 (c)         .64             .72             .69             .69
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .43             .16            (.58)           (.51)            .12            (.85)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                       .70             .74             .06             .21             .81            (.16)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.26)           (.58)           (.64)           (.71)           (.69)           (.70)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.26)           (.58)           (.64)           (.71)           (.69)           (.70)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.91          $12.47          $12.31          $12.89          $13.39          $13.27
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.67*           6.11            0.45            1.64            6.25           (1.05)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $11,141         $10,600         $12,028         $11,002          $6,779          $3,945
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .86*(c)        1.72 (c)        1.71            1.70            1.68            1.66
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.09*(c)        4.64 (c)        5.02            5.46            5.20            5.16
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.35*          18.25           28.90           19.87           17.95           12.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of  0.02% and 0.02%, respectively, based on average net assets for class C shares (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.46          $12.31          $12.89          $13.39          $13.27          $14.14
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .30 (c)         .64 (c)         .70             .79             .76             .77
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .43             .15            (.58)           (.51)            .12            (.87)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                       .73             .79             .12             .28             .88            (.10)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.29)           (.64)           (.70)           (.78)           (.76)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.29)           (.64)           (.70)           (.78)           (.76)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.90          $12.46          $12.31          $12.89          $13.39          $13.27
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.93*           6.56            0.96            2.16            6.79            (.62)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $6,556          $6,985         $10,429         $11,706         $11,474         $13,745
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .60*(c)        1.22 (c)        1.21            1.20            1.18            1.16
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.34*(c)        5.13 (c)        5.54            6.00            5.70            5.65
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.35*          18.25           28.90           19.87           17.95           12.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of 0.02% and 0.02%, respectively, based on average net assets for class M shares (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
January 31, 2005 (Unaudited)


Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B, and class M shares, do not pay front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments including certain restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $138,126,405 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
   $21,345,454   July 31, 2006
    23,390,767   July 31, 2007
     7,813,842   July 31, 2008
     1,682,906   July 31, 2009
     1,466,587   July 31, 2010
     4,722,800   July 31, 2011
    77,704,049   July 31, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2005 $41,584,036 of losses recognized during the period November 1, 2003 to July 31, 2004.

The aggregate identified cost on a tax basis is $929,497,048, resulting in gross unrealized appreciation and depreciation of $56,214,368 and $27,612,748, respectively, or net unrealized appreciation of $28,601,620.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, and 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2005, Putnam Management waived $157,178 of its management fee from the fund.

For the period ended January 31, 2005, Putnam Management has assumed $20,692 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2005, the fund paid PFTC $467,938 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended January 31, 2005, the fund's expenses were reduced by $23,636 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,230, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.


The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $1,295 and $111 from the sale of class A and class M shares, respectively, and received $93,622 and $613 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.


Note 3
Purchases and sales of securities

During the six months ended January 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $104,806,303 and $177,308,224, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At January 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            992,568       $12,600,617
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       947,186        12,030,582
----------------------------------------------------------------
                                     1,939,754        24,631,199

Shares repurchased                  (4,984,281)      (63,277,439)
----------------------------------------------------------------
Net decrease                        (3,044,527)     $(38,646,240)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,732,805       $34,050,893
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,371,678        29,690,091
----------------------------------------------------------------
                                     5,104,483        63,740,984

Shares repurchased                 (22,318,200)     (278,790,981)
----------------------------------------------------------------
Net decrease                       (17,213,717)    $(215,049,997)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            206,572        $2,623,520
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       149,165         1,897,469
----------------------------------------------------------------
                                       355,737         4,520,989

Shares repurchased                  (1,326,282)      (16,853,863)
----------------------------------------------------------------
Net decrease                          (970,545)     $(12,332,874)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            930,003       $11,644,576
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       387,564         4,859,493
----------------------------------------------------------------
                                     1,317,567        16,504,069

Shares repurchased                  (4,916,360)      (61,526,126)
----------------------------------------------------------------
Net decrease                        (3,598,793)     $(45,022,057)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             82,231        $1,045,924
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,274           130,586
----------------------------------------------------------------
                                        92,505         1,176,510

Shares repurchased                     (79,294)       (1,010,261)
----------------------------------------------------------------
Net increase                            13,211          $166,249
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            180,330        $2,259,492
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        21,463           268,452
----------------------------------------------------------------
                                       201,793         2,527,944

Shares repurchased                    (328,482)       (4,093,502)
----------------------------------------------------------------
Net decrease                          (126,689)      $(1,565,558)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              4,559           $58,023
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         7,639            96,999
----------------------------------------------------------------
                                        12,198           155,022

Shares repurchased                     (64,364)         (816,232)
----------------------------------------------------------------
Net decrease                           (52,166)        $(661,210)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             18,623          $232,608
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        22,470           281,100
----------------------------------------------------------------
                                        41,093           513,708

Shares repurchased                    (327,841)       (4,103,884)
----------------------------------------------------------------
Net decrease                          (286,748)      $(3,590,176)
----------------------------------------------------------------


Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

Affiliate             Purchase cost  Sales cost  Dividend income  Market value
------------------------------------------------------------------------------
Hoover Group, Inc. *            $--         $--              $--           $--
------------------------------------------------------------------------------

Market values are shown for those securities affiliated at period end.

* Security was acquired as part of a corporate action.


Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Note 7
Actions by the Trustees

The Trustees approved the merger of Putnam Municipal Income Fund into the fund. The transaction is scheduled to occur in March 2005. It is subject to a number of conditions and there is no guarantee that it will occur.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the Trust and of the Fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected with all the funds of the Trust voting together as a single class, as follows:

                                Votes              Votes
                                For                Withheld
------------------------------------------------------------------------------
Jameson A. Baxter               60,059,146         2,521,594
Charles B. Curtis               60,025,213         2,555,527
Myra R. Drucker                 60,001,772         2,578,968
Charles E. Haldeman, Jr.        60,044,417         2,536,323
John A. Hill                    60,051,310         2,529,430
Ronald J. Jackson               60,089,882         2,490,858
Paul L. Joskow                  60,075,111         2,505,629
Elizabeth T. Kennan             60,047,518         2,533,222
John H. Mullin, III             60,055,161         2,525,579
Robert E. Patterson             60,062,446         2,518,294
George Putnam, III              59,999,327         2,581,413
A.J.C. Smith*                   60,042,850         2,537,890
W. Thomas Stephens              60,057,865         2,522,875
Richard B. Worley               60,007,405         2,573,335

A proposal to amend fund's fundamental investment restriction with respect to borrowing to allow the fund the investments flexibility permitted by the Investment Company Act was approved as follows:

                                Votes              Votes
                                For                Against         Abstentions
------------------------------------------------------------------------------
                                32,131,341         2,350,948       12,395,492


A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                                Votes              Votes
                                For                Against         Abstentions
------------------------------------------------------------------------------
                                32,187,305         2,334,917       12,355,559


A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market was approved as follows:


                                Votes              Votes
                                For                Against         Abstentions
------------------------------------------------------------------------------
                                32,901,189         1,736,388       12,240,204


January 10, 2005 meeting

A proposal to amend the Trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated with all the funds of the Trust voting together as a single class, as follows:

                                Votes              Votes
                                For                Against         Abstentions
------------------------------------------------------------------------------
                                43,168,440         2,974,023       16,604,099


* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to the nearest whole number.



Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address chang on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully befor

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.



The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady [REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.



Putnam puts your interests first

Beginning in January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors' interests

Short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


SA042-220211  3/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: March 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 28, 2005